                                                                     Exhibit 4.7

                                                               EXECUTION VERSION

                               SECURITY AGREEMENT

                         DATED AS OF SEPTEMBER 22, 2005

                                      AMONG

                 THE LOAN PARTIES FROM TIME TO TIME PARTY HERETO

                                       AND

                         U.S. BANK NATIONAL ASSOCIATION,
                               AS COLLATERAL AGENT


                               TABLE OF CONTENTS*

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
                                                                            PAGE
                                                                            ----
                                    ARTICLE I
                                   DEFINITIONS
Section 1.01. Defined Terms..............................................     1
Section 1.02. Terms Defined in the UCC...................................     1
Section 1.03. Additional Definitions.....................................     2
Section 1.04. Terms Generally............................................    10

                                   ARTICLE II
                               SECURITY INTERESTS

Section 2.01. Grant of Security Interests................................    10
Section 2.02. Continuing Liability of Each Loan Party....................    12
Section 2.03. Security Interests Absolute................................    12
Section 2.04. Maintaining the Account Collateral.........................    14
Section 2.05. Collateral Agent Not Responsible...........................    14

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

Section 3.01. Title to Collateral........................................    14
Section 3.02. Validity, Perfection and Priority of Security Interests....    14
Section 3.03. No Consents................................................    15
Section 3.04. Insurance..................................................    15
Section 3.05. Intellectual Property......................................    15

                                   ARTICLE IV
                                    COVENANTS

Section 4.01. Delivery of Perfection Certificate; Initial Perfection and
              Delivery of Search Reports.................................    16
Section 4.02. Change of Name, Identity, Structure or Location; Subjection
              to Other Security Agreements...............................    16
Section 4.03. Further Actions............................................    17
Section 4.04. Delivery of Instruments, Etc...............................    17
Section 4.05. Certificates of Title......................................    18
Section 4.06. Insurance..................................................    18
Section 4.07. Information Regarding Collateral...........................    18
Section 4.08. Covenants Regarding Intellectual Property..................    18
Section 4.09. Deposit Accounts and Securities Accounts...................    20
Section 4.10. Claims.....................................................    20

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*    Table of Contents is not part of the Security Agreement.

                                    ARTICLE V
                           GENERAL AUTHORITY; REMEDIES

Section 5.01. General Authority..........................................    20
Section 5.02. Remedies upon Event of Default.............................    22
Section 5.03. Limitation on Duty of Collateral Agent in Respect
              of Collateral..............................................    25
Section 5.04. Application of Proceeds....................................    25

                                   ARTICLE VI
                                COLLATERAL AGENT

Section 6.01. Concerning the Collateral Agent............................    26
Section 6.02. Appointment of Co-Collateral Agent.........................    26

                                   ARTICLE VII
                                  MISCELLANEOUS

Section 7.01. Notices....................................................    27
Section 7.02. No Waivers; Non-Exclusive Remedies.........................    27
Section 7.03. Compensation and Expenses of the Collateral Agent;
              Indemnification............................................    28
Section 7.04. Enforcement................................................    29
Section 7.05. Amendments and Waivers.....................................    30
Section 7.06. Successors and Assigns.....................................    30
Section 7.07. Governing Law..............................................    30
Section 7.08. Limitation of Law; Severability............................    30
Section 7.09. Counterparts; Effectiveness................................    30
Section 7.10. Additional Loan Parties....................................    31
Section 7.11. Termination; Release of Loan Parties.......................    31
Section 7.12. Entire Agreement...........................................    32

SCHEDULES:

Schedule 1.01A - Claims
Schedule 1.01B - Excluded Deposit Accounts
Schedule 3.03  - Consents
Schedule 4.01  - Filings to Perfect Security Interests

EXHIBITS:

Exhibit A-1    - Form of Grant of Security Interest in United States
                 Patents and Trademarks
Exhibit A-2    - Form of Grant of Security Interest in United States Copyrights
Exhibit B      - Form of Deposit Account Control Agreement
Exhibit C      - Form of Description of Collateral
Exhibit D      - Form of Perfection Certificate
Exhibit E      - Form of Accession Agreement

ANNEXES:

Annex I        - Schedule VI to Perfection Certificate

          SECURITY AGREEMENT dated as of September 22, 2005 (as amended, modified or supplemented from time to time, this "AGREEMENT") among the LOAN PARTIES from time to time party hereto, U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent for the benefit of the Finance Parties referred to herein (together with its successor or successors in such capacity, the "COLLATERAL AGENT").

          InSight Health Services Corp. ("INSIGHT") intends to issue Senior Secured Floating Rate Notes due 2011 (together with any Additional Notes (as defined in the Indenture) and any Exchange Notes (as defined in the Indenture), and as amended, restated, supplemented or modified from time to time, the "SENIOR SECURED NOTES") pursuant to an Indenture dated as of the date hereof (as amended, restated, supplemented or modified from time to time and including any agreement extending the maturity of, refinancing or otherwise restructuring all or any portion of the obligations of InSight under such Indenture or any successor agreement, the "INDENTURE") among InSight and U.S. Bank National Association, as Trustee (together with its successor or successors in such capacity, the "TRUSTEE"). The obligations of InSight under and in respect of the Senior Secured Notes will be guaranteed by InSight Health Services Holdings Corp. ("HOLDINGS") each of the parties listed on the signature pages hereto as "Subsidiary Guarantors" and all other direct and indirect wholly-owned domestic subsidiaries of Holdings that become a party hereto pursuant to Section 7.10 hereof (collectively, the "SUBSIDIARY GUARANTORS" and, together with Holdings, "GUARANTORS"). Holdings, InSight and the Subsidiary Guarantors are herein referred to individually as a "LOAN PARTY" and, collectively, as the "LOAN PARTIES".

          The Indenture requires the Loan Parties to secure their obligations under the Senior Secured Notes and their obligations under any guaranties thereof through a grant of a first lien security interest over the Collateral (as defined herein), subject to Permitted Liens. The Indenture further requires that such security interests in the Collateral be granted pursuant to security documents to a collateral agent acting for the benefit of the holders from time to time of the Senior Secured Notes. Consequently the Trustee and the Collateral Agent have entered into a Collateral Agency Agreement dated as of the date hereof (as amended, modified or supplemented from time to time, the "COLLATERAL AGENCY AGREEMENT") which, among other things, governs certain actions of the Trustee and the Collateral Agent in connection with the Senior Secured Notes and the Collateral, respectively.

          Accordingly, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

          Section 1.01. Defined Terms. Terms defined in the introductory section hereof have the respective meanings set forth therein. Capitalized terms defined in the Indenture and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

          Section 1.02. Terms Defined in the UCC. Unless otherwise defined herein or the context otherwise requires, the following terms, together with any uncapitalized terms used herein which are defined in the UCC, have the respective meanings provided in the UCC: (i) Accounts, (ii) As-Extracted Collateral; (iii) Certificated Security; (iv) Chattel Paper;

(v) Documents; (vi) Financial Asset; (vii) Instruments; (viii) Inventory; (ix) Investment Property; (x) Payment Intangibles; (xi) Proceeds; (xii) Securities Account; (xiii) Securities Intermediary; (xiv) Security; (xv) Security Certificate; (xvi) Security Entitlements; and (xvii) Uncertificated Security.

          Section 1.03. Additional Definitions. The following additional terms, as used herein, have the following respective meanings:

          "ACCOUNT CONTROL AGREEMENT" means (i) with respect to a Deposit Account, a deposit account control agreement, substantially in the form of Exhibit B hereto (or in such other form as to which an opinion of counsel is delivered to the Collateral Agent opining that such agreement is sufficient to grant the Collateral Agent a perfected security interest under the UCC in such Deposit Account), among one or more Loan Parties, the Collateral Agent and the bank which maintains such Deposit Account and (ii) with respect to a Securities Account, a securities account control agreement, substantially in the form of Exhibit B to the Pledge Agreement (or in such other form as to which an opinion of counsel is delivered to the Collateral Agent opining that such agreement is sufficient to grant the Collateral Agent a perfected security interest under the UCC in such Securities Account), among one or more Loan Parties, the Collateral Agent and the Securities Intermediary which maintains such Securities Account, in each case as the same may be amended, modified or supplemented from time to time.

          "CAPITAL STOCK" has the meaning given to it in the Indenture.

          "CLAIMS" means all "commercial tort claims" (as defined in the UCC), including, without limitation, each of the claims described on Schedule 1.01A hereto, as such Schedule may be amended, modified or supplemented from time to time.

          "COLLATERAL" has the meaning set forth in Section 2.01 of this Agreement.

          "COLLATERAL ACCOUNTS" means one or more Securities Accounts or Deposit Accounts established with or in the possession or under the control of the Collateral Agent into which cash, Cash Equivalents and similar assets (other than cash, Cash Equivalents and similar assets constituting Receivables or Related Assets) or Proceeds (including Proceeds of insurance policies, awards of condemnation or other compensation) of any Collateral are deposited from time to time, collectively.

          "COLLATERAL AGENT" means U.S. Bank National Association, in its capacity as collateral agent for the Finance Parties, and its successor or successors in such capacity.

          "COMPUTER HARDWARE" means all computer and other electronic data processing hardware of a Loan Party, whether now or hereafter owned, licensed or leased by such Loan Party, including, without limitation, all integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related computer hardware, all documentation, flowcharts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes associated with any of the foregoing and all options, warranties, services contracts, program services, test rights, maintenance rights, support rights, renewal rights and indemnifications relating to any of the foregoing.

          "COPYRIGHT" means any of the following, whether now existing or hereafter arising, created or acquired:

          (i) the United States and foreign copyrights described on Schedule VI to any Loan Party's Perfection Certificate (as each such schedule may be amended, modified or supplemented from time to time) and any renewals thereof;

          (ii) all other common law and/or statutory rights in all copyrightable subject matter under the Laws of the United States or any other country (whether or not the underlying works of authorship have been published);

          (iii) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental, derivative or collective work registrations and pending applications for registrations in the United States Copyright Office or any other country;

          (iv) all tangible property embodying or incorporating any or all of the foregoing, whether in completed form or in some lesser state of completion, and all masters, duplicates, drafts, versions, variations and copies thereof, in all formats;

          (v) all claims for, and rights to sue for, past, present and future infringement of any of the foregoing;

          (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past, present or future infringements thereof and payments and damages under all Copyright Licenses in connection therewith; and

          (vii) all rights in any of the foregoing, whether arising under the Laws of the United States or any foreign country or otherwise, to copy, record, synchronize, broadcast, transmit, perform and/or display any of the foregoing or any matter which is the subject of any of the foregoing in any manner and by any process now known or hereafter devised.

          "COPYRIGHT LICENSE" means any written agreement now or hereafter in existence granting to any Loan Party any rights, whether exclusive or non-exclusive, to use another Person's copyrights or copyright applications, or pursuant to which any Loan Party has granted to any other Person, any right, whether exclusive or non-exclusive, with respect to any Copyright, whether or not registered, including, without limitation, the Copyright Licenses described on Schedule VI to any Loan Party's Perfection Certificate (as each such schedule may be amended, modified or supplemented from time to time).

          "DEFAULT" means any event which is, or after notice or passage of time or both would be, an Event of Default.

          "DEPOSIT ACCOUNTS" means all "deposit accounts" (as defined in the UCC), whether or not evidenced by an Instrument, and all certificates and Instruments, if any, from time to time representing, evidencing or deposited into such deposit accounts.

          "EQUIPMENT" means all "equipment" (as defined in the UCC), including all items of machinery, equipment, Computer Hardware, furnishings and fixtures of every kind, whether or not affixed to real property, as well as all motor vehicles, automobiles, trucks, trailers, railcars, barges and vehicles of every description, handling and delivery equipment, all additions to, substitutions for, replacements of or accessions to any of the foregoing, all attachments, components, parts (including spare parts) and accessories whether installed thereon or affixed thereto and all fuel for any thereof and all options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights and indemnifications relating to any of the foregoing.

          "EVENT OF DEFAULT" means an "Event of Default" as defined in the Indenture.

          "EXCLUDED DEPOSIT ACCOUNTS" means each of the Deposit Accounts that are excluded from the requirements of Sections 4.01 and 4.12 only (including accounts constituting Receivables and Related Assets), and, as of the Issue Date, listed on Schedule 1.01B hereto.

          "EXCLUDED EQUIPMENT" means at any date any Equipment of a Loan Party which is subject to, or secured by, a Capital Lease Obligation or Purchase Money Indebtedness if and to the extent that (i) the express terms of a valid and enforceable restriction in favor of a Person who is not a Group Company contained in the agreements or documents granting or governing such Capital Lease Obligation or Purchase Money Indebtedness prohibits, or requires any consent or establishes any other conditions for, an assignment thereof, or a grant of a security interest therein, by a Loan Party and (ii) such restriction relates only to the asset or assets acquired by a Loan Party with the Proceeds of such Capital Lease Obligation or Purchase Money Indebtedness and attachments thereto or substitutions therefor; provided that all Proceeds paid or payable to any Loan Party from any sale, transfer or assignment or other voluntary or involuntary disposition of such Equipment and all rights to receive such Proceeds shall be included in the Collateral to the extent not otherwise required to be paid to the holder of the Capital Lease Obligation or Purchase Money Indebtedness secured by such Equipment.

          "EXCLUDED SECURITIES ACCOUNTS" means each of the Securities Accounts that are excluded from the requirements of Sections 4.01 and 4.12 only (including accounts constituting Receivables and Related Assets), and, as of the Issue Date, listed on Schedule 1.01B hereto.

          "EXEMPT DEPOSIT ACCOUNTS" means (i) Deposit Accounts the balance of which consists exclusively of (A) withheld income taxes and federal, state or local employment taxes in such amounts as are required in the reasonable judgment of a Loan Party to be paid to the Internal Revenue Service or state or local government agencies within the following two months with respect to employees of any of the Loan Parties and (B) amounts required to be paid over to an employee benefit plan pursuant to DOL Reg. Sec. 2510.3-102 on behalf of or for the benefit of employees of one or more Loan Parties, and (ii) all segregated Deposit Accounts constituting (and the balance of which consists solely of funds set aside in connection with) taxes accounts, payroll accounts and trust accounts.

          "FAIR MARKET VALUE" has the meaning given to it in the Indenture.

          "FINANCE PARTY" means each Noteholder, the Trustee, the Collateral Agent, each Indemnitee and their respective successors and assigns, and "FINANCE PARTIES" means any two or more of them, collectively.

          "GENERAL INTANGIBLES" means all "general intangibles" (as defined in the UCC) and also means and includes (i) all Payment Intangibles and other obligations and indebtedness owing to any Loan Party (other than any such Payment Intangibles and other obligations and indebtedness comprising Receivables and Related Assets), from whatever source arising, (ii) all Claims, Judgments and/or Settlements, (iii) all rights or claims in respect of refunds for taxes paid, (iv) all rights in respect of any pension plans or similar arrangements maintained for employees of any Loan Party or any member of the ERISA Group, (v) all interests in limited liability companies and/or partnerships which interests do not constitute Securities and (vi) all Supporting Obligations of any kind given by any Person with respect to all or any of the foregoing.

          "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "GROUP COMPANY" means any of Holdings, InSight or their respective Subsidiaries (regardless of whether or not consolidated with Holdings or InSight for purposes of GAAP), and "GROUP COMPANIES" means all of them, collectively.

          "GUARANTEE" means the guarantee by any Guarantor of the Note Obligations.

          "INDEBTEDNESS" has the meaning set forth in the Indenture.

          "INDEMNITEE" has the meaning set forth in Section 7.03(c) of this Agreement.

          "INTELLECTUAL PROPERTY" means all Patents, Trademarks, Copyrights, Software, Licenses, rights in intellectual property, goodwill, trade secrets, confidential or proprietary technical and business information, know-how, show-how, domain names, mask works, customer lists, vendor lists, subscription lists, data bases and related documentation, registrations, franchises and all other intellectual or other similar property rights.

          "INTELLECTUAL PROPERTY SECURITY AGREEMENT" means a Grant of Security Interest in United States Patents and Trademarks or a Grant of Security Interest in United States Copyrights (as the context may require) substantially in the form of Exhibit A-1 or A-2 to this Agreement, respectively, between one or more Loan Parties and the Collateral Agent, as the same may be amended, modified or supplemented from time to time.

          "ISSUE DATE" means September 22, 2005.

          "JUDGMENTS" means all judgments, decrees, verdicts, decisions or orders issued in resolution of or otherwise in connection with a Claim, whether or not final or subject to appeal, and including all rights of enforcement relating thereto and any and all Proceeds thereof.

          "LAW" means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authority.

          "LICENSE" means any Patent License, Trademark License, Copyright License, Software License or other license or sublicense as to which any Loan Party is a party (other than those license agreements constituting Excluded Contracts; provided that rights to payments under any such license shall be included in the Collateral to the extent permitted thereby or by Section 9-406 and 9-408 of the UCC).

          "LIQUID INVESTMENTS" has the meaning set forth in Section 2.05 of this Agreement.

          "MATERIAL ADVERSE EFFECT" means (i) any material adverse effect upon the business, assets, properties, liabilities, results of operations or financial condition of Holdings, InSight and the Restricted Subsidiaries, taken as a whole, (ii) a material adverse effect on the ability of a Loan Party to consummate the transactions contemplated by the Note Documents to occur on the Issue Date, (iii) a material adverse effect on the ability of any Loan Party to perform any of its obligations under any Note Document to which it is a party or
(iv) a material adverse effect on the rights and benefits of the Finance Parties under any Note Document.

          "MOODY'S" means Moody's Investors Service, Inc., and its successors.

          "NEGLIGIBLE ECONOMIC VALUE" shall mean the economic value of the Intellectual Property, in the reasonable business judgment of the Loan Parties, is such that the expense to maintain, defend, use, register, or prosecute the Intellectual Property is less than, or approximately equivalent to, the economic value received by the Loan Parties from the Intellectual Property.

          "NOTE DOCUMENTS" means the Indenture, the Senior Secured Notes and the Registration Rights Agreement related thereto and the Collateral Documents, in each case including all exhibits and schedules thereto, and all other agreements, documents and instruments relating to the Senior Secured Notes, in each case as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof.

          "NOTEHOLDERS" means the holders from time to time of the Senior Secured Notes.

          "PATENT" means any of the following:

          (i) the United States and foreign patents described on Schedule VI to any Loan Party's Perfection Certificate (as each such schedule may be amended, modified or supplemented from time to time) and any renewals thereof;

          (ii) all other letters patent and design letters patent of the United States or any other country;

          (iii) all applications filed or in preparation for filing for letters patent and design letters patent of the United States or any other country including, without limitation, applications in the United States Patent and Trademark Office or in any similar office or agency of the United States or any other country or political subdivision thereof;

          (iv) all reissues, divisions, continuations, continuations-in-part, revisions, renewals or extensions thereof;

          (v) all claims for, and rights to sue for, past, present or future infringement of any of the foregoing;

          (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past, present or future infringements thereof and payments and damages under all Patent Licenses in connection therewith; and

          (vii) all rights corresponding to any of the foregoing whether arising under the Laws of the United States or any foreign country or otherwise.

          "PATENT LICENSE" means any written agreement now or hereafter in existence granting to any Loan Party any right, whether exclusive or non-exclusive, with respect to any Person's patent or any invention now or hereafter in existence, whether or not patentable, or pursuant to which any Loan Party has granted to any other Person, any right, whether exclusive or non-exclusive, with respect to any Patent or any invention now or hereafter in existence, whether or not patentable and whether or not a Patent or application for Patent is in or hereafter comes into existence on such invention, including, without limitation, the Patent Licenses described on Schedule VI to any Loan Party's Perfection Certificate (as each such schedule may be amended, modified or supplemented from time to time).

          "PERFECTION CERTIFICATE" means with respect to each Loan Party a certificate, substantially in the form of Exhibit D hereto, completed and supplemented with the schedules and attachments contemplated thereby to the reasonable satisfaction of the Collateral Agent.

          "PERMITTED LIEN" means any Lien permitted under Section 1.01 the Indenture.

          "PLEDGED ACCOUNT BANK" has the meaning set forth in Section 2.04(a).

          "PROPERTY" means any interest in any kind of property or asset, whether real, personal or mixed and whether tangible or intangible.

          "PURCHASE MONEY INDEBTEDNESS" means Indebtedness of InSight or any of its Restricted Subsidiaries incurred for the purpose of financing all or any part of the purchase price of property, plant or equipment used in the business of InSight or any Restricted Subsidiary or the cost of installation, construction or improvement thereof, and the payment of any sales or other taxes associated therewith.

          "RECORDABLE INTELLECTUAL PROPERTY" means Intellectual Property the transfer of which is required to be recorded in the United States Patent and Trademark Office or the United States Copyright Office in order to be effective against subsequent third party transferees; provided that the following shall not be considered "RECORDABLE INTELLECTUAL PROPERTY" hereunder: (i) unregistered United States Copyrights, (ii) unregistered United States Trademarks and (iii) non-exclusive Licenses.

          "RESTRICTED SUBSIDIARY" has the meaning set forth in the Indenture.

          "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and its successors.

          "SECURITY INTERESTS" means the security interests in the Collateral granted under this Agreement securing the Note Obligations.

          "SETTLEMENTS" means all right, title and interest of a Loan Party in, to and under any settlement agreement or other agreement executed in settlement or compromise of any Claim, including all rights to enforce such agreements and all payments thereunder or arising in connection therewith.

          "SOFTWARE" means all "software" (as defined in the UCC), and also means and includes all software programs, whether now or hereafter owned, licensed or leased by a Loan Party, designed for use on Computer Hardware, including, without limitation, all operating system software, utilities and application programs in whatever form and whether or not embedded in goods, all source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever, all firmware associated with any of the foregoing all documentation, flowcharts, logic diagrams, web pages, manuals, specifications, training materials, charts and pseudo codes associated with any of the foregoing, and all options, warranties, services contracts, program services, test rights, maintenance rights, support rights, renewal rights and indemnifications relating to any of the foregoing.

          "SOFTWARE LICENSE" means any agreement (including any agreement constituting a Copyright License, Patent License and/or Trademark License) now or hereafter in existence granting to any Loan Party any right, whether exclusive or non-exclusive, to use another Person's Software, or pursuant to which any Loan Party has granted to any other Person, any right, whether exclusive or non-exclusive, to use any Software, whether or not subject to any registration.

          "SUPPORTING OBLIGATION" means a guarantee or other secondary obligation supporting, or any Lien securing, the payment or performance of one or more General Intangibles, Documents, Assigned Agreements or Investment Property.

          "TRADEMARK" means any of the following:

          (i) the United States and foreign trademarks described on Schedule VI to any Loan Party's Perfection Certificate (as each such schedule may be amended, modified or supplemented from time to time) and any renewals thereof;

          (ii) all other trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, slogans, certification marks, collective marks, brand names and trade dress which are or have been used in the United States or in any state, territory or possession thereof, or in any other place, nation or jurisdiction, along with all prints and labels on which any of the foregoing have appeared or appear, package and other designs, and any other source or business identifiers, and general intangibles of like nature, and the rights in any of the foregoing which arise under applicable Law;

          (iii) the goodwill of the business symbolized thereby or associated with each of the foregoing;

          (iv) all registrations and applications in connection therewith, including, without limitation, registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, but excluding in all cases all intent-to-use United States trademark applications for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. Section 1051(c) or 15 U.S.C. Section 1051(d), respectively, or if filed, has not been deemed in conformance with 15 U.S.C. Section 1051(a) or examined and accepted, respectively, by the United States Patent and Trademark Office, provided that upon such filing and acceptance, such intent-to-use applications shall be included in the definition of Trademark;

          (v) all reissues, extensions and renewals thereof;

          (vi) all claims for, and rights to sue for, past, present or future infringements of any of the foregoing;

          (vii) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past, present or future infringements thereof and payments and damages under all Trademark Licenses in connection therewith; and

          (viii) all rights corresponding to any of the foregoing whether arising under the Laws of the United States or any foreign country or otherwise.

          "TRADEMARK LICENSE" means any written agreement now or hereafter in existence granting to any Loan Party any right, whether exclusive or non-exclusive, to use another Person's trademarks or trademark applications, or pursuant to which any Loan Party has granted to any other Person, any right, whether exclusive or non-exclusive, to use any Trademark, whether or not registered, including, without limitation, the Trademark Licenses described on
Schedule VI to any Loan Party's Perfection Certificate (as each such schedule may be amended, modified or supplemented from time to time) and the rights to prepare for sale, sell and advertise for sale, all of the inventory now or hereafter owned by any Loan Party and now or hereafter covered by such license agreements.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if by reason of mandatory provisions of Law, the perfection, the effect of perfection or non-perfection or the priority of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

          "US SUBSIDIARY" means with respect to any Person each Subsidiary of such Person which, at the time of determination, is incorporated in or organized under the Laws of the United States of America, any State thereof or the District of Columbia, and "US SUBSIDIARIES" means all of them, collectively.

          Section 1.04. Terms Generally. Terms defined in the introductory paragraphs hereof and the definitions in Section 1.03 shall apply equally to both the singular and plural forms of the terms defined. Wherever the context may require, any pronouns shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless otherwise stated herein or the context shall otherwise require. Unless otherwise expressly provided herein, the word "day" means a calendar day.

                                   ARTICLE II
                               SECURITY INTERESTS

          Section 2.01. Grant of Security Interests. To secure the due and punctual payment of all Note Obligations, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, in accordance with the terms thereof and to secure the performance of all of the obligations of each Loan Party hereunder and the other Loan Parties hereunder and under the other Note Documents, each Loan Party hereby grants to the Collateral Agent for the benefit of the Finance Parties a security interest in, and each Loan Party hereby pledges and mortgages to the Collateral Agent for the benefit of the Finance Parties, all of such Loan Party's right, title and interest in, to and under the following, whether now owned or existing or hereafter acquired, created or arising, whether tangible or intangible, and regardless of where located (other than any item which on any date constitutes an Excluded Contract or Excluded Equipment) (all of which are herein collectively called the "COLLATERAL"):

          (i)  all Inventory;

          (ii) all General Intangibles;

          (iii) all Intellectual Property;

          (iv) all Documents and all Supporting Obligations of any kind given by any Person with respect thereto;

          (v) all Chattel Paper;

          (vi) all Equipment;

          (vii) all Investment Property and all Supporting Obligations of any kind given by any Person with respect thereto;

          (viii) all Deposit Accounts (other than Excluded Deposit Accounts and Exempt Deposit Accounts);

          (ix) the Collateral Accounts, all cash and other property deposited therein or credited thereto from time to time, the Liquid Investments made pursuant to Section 2.07 and other monies and property of any kind of any Loan Party maintained with or in the possession of or under the control of the Collateral Agent;

          (x)  all Securities Accounts;

          (xi) all books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of each Loan Party pertaining to any of the Collateral; and

          (xii) all Proceeds of all or any of the Collateral described in clauses (i) through (xii) hereof;

provided, however, that, the Collateral shall not include (i) any Voting Stock that is issued by a Foreign Subsidiary (that is a corporation for United States federal income tax purposes) and owned by any Loan Party, if and to the extent that the inclusion of such Voting Stock in the Collateral would cause the Collateral pledged by such Loan Party hereunder or under any other Note Document to include in the aggregate more than 65% of the total combined voting power of all classes of Voting Stock of such Foreign Subsidiary, (ii) assets securing Purchase Money Indebtedness or Capital Lease Obligations permitted to be incurred pursuant to the Indenture, (iii) Excluded Contracts, (iv) any Capital Stock owned by any Loan Party and issued by an entity that is not a Wholly Owned Subsidiary of such Loan Party to the extent (and only with respect to such portion of such Capital Stock that would be prohibited as referred to below) that any joint venture agreement, between or among any Loan Party and one or more third parties with respect to a Permitted Joint Venture, by the express terms of a valid and enforceable restriction in favor of such third parties prohibits, or requires any consent for, the granting of a security interest in such Capital Stock by such Loan Party, (v) any Capital Stock and other securities of InSight, any of its Subsidiaries or any of Holdings' Subsidiaries to the extent that the pledge of such Capital Stock or other securities to secure the Note Obligations would cause InSight, such Subsidiary or such Subsidiary of Holdings, as the case may be, to be required to file separate financial statements with the Commission pursuant to Rule 3-16 of Regulation S-X (as in effect from time to time), (vi) all Receivables and Related Assets and
(vii) any proceeds or products from any and all of the foregoing unless such proceeds or products would otherwise constitute Collateral.

          Notwithstanding the foregoing, if granting or perfecting any Lien to secure the Note Obligations on any Collateral cannot be granted or perfected under applicable law, none of InSight or the Guarantors will be required to grant or perfect, as applicable, such Lien.

          Section 2.02. Continuing Liability of Each Loan Party. Anything herein to the contrary notwithstanding, no Loan Party shall by virtue of this Agreement be relieved of any obligation to observe and perform the terms and conditions to be observed and performed by it under any contract, agreement, warranty or other obligation with respect to the Collateral. Neither the Collateral Agent nor any Finance Party shall have any obligation or liability under any such contract, agreement, warranty or obligation by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any Finance Party of any payment relating to any Collateral, nor shall the Collateral Agent or any Finance Party be required to perform or fulfill any of the obligations of any Loan Party with respect to any of the Collateral, to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of the performance of any party's obligations with respect to any Collateral. Furthermore, neither the Collateral Agent nor any Finance Party shall be required to file any claim or demand to collect any amount due or to enforce the performance of any party's obligations with respect to the Collateral.

          Section 2.03. Security Interests Absolute. All rights of the Collateral Agent, all security interests hereunder and all obligations of each Loan Party hereunder are unconditional and absolute and independent and separate from any other security for or guaranty of the Note Obligations, whether executed by such Loan Party, any other Loan Party or any other Person. Without limiting the generality of the foregoing, the obligations of each Loan Party hereunder shall not be released, discharged or otherwise affected or impaired by:

          (i) any extension, renewal, settlement, compromise, acceleration, waiver or release in respect of any Note Obligation under any other Note Document or any other agreement or instrument evidencing or securing any Note Obligation, by operation of Law or otherwise;

          (ii) any change in the manner, place, time or terms of payment of any Finance obligation or any other amendment, supplement or modification to any Note Document or any other agreement or instrument evidencing or securing any Note Obligation;

          (iii) any release, non-perfection or invalidity of any direct or indirect security for any Note Obligation, any sale, exchange, surrender, realization upon, offset against or other action in respect of any direct or indirect security for any Note Obligation or any release of any other obligor or Loan Parties in respect of any Note Obligation;

          (iv) any change in the existence, structure or ownership of any Loan Party, or any insolvency, bankruptcy, reorganization, arrangement, readjustment, composition, liquidation or other similar proceeding affecting a Loan Party or its assets or any resulting disallowance, release or discharge of all or any portion of any Note Obligation;

          (v) the existence of any claim, set-off or other right which any Loan Party may have at any time against any other Loan Party, any Finance Party or any other

     Person, whether in connection herewith or any unrelated transaction; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

          (vi) any invalidity or unenforceability relating to or against any Loan Party for any reason of any Note Document or any other agreement or instrument evidencing or securing any Note Obligation or any provision of applicable Law or regulation purporting to prohibit the payment by any Loan Party of any Note Obligation;

          (vii) any failure by any Finance Party: (A) to file or enforce a claim against any Loan Party or its estate (in a bankruptcy or other proceeding);
     (B) to give notice of the existence, creation or incurrence by any Loan Party of any new or additional indebtedness or obligation under or with respect to the Note Obligations; (C) to commence any action against any Loan Party; (D) to disclose to any Loan Party any facts which such Finance Party may now or hereafter know with regard to any Loan Party; or (E) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Note Obligations;

          (viii) any direction as to application of payment by any Loan Party or any other Person;

          (ix) any subordination by any Finance Party of the payment of any Note Obligation to the payment of any other liability (whether matured or unmatured) of any Loan Party to its creditors;

          (x) any act or failure to act by the Collateral Agent or any other Finance Party under this Agreement or otherwise which may deprive any Loan Party of any right to subrogation, contribution or reimbursement against any other Loan Party or any right to recover full indemnity for any payments made by such Loan Party in respect of the Note Obligations; or

          (xi) any other act or omission to act or delay of any kind by any Loan Party or any Finance Party or any other Person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of any Loan Party's obligations hereunder (other than final payment in full of the Note Obligations).

          Each Loan Party has irrevocably and unconditionally delivered this Agreement to the Collateral Agent, for the benefit of the Finance Parties, and the failure by any other Person to sign this Agreement or a security agreement similar to this Agreement or otherwise shall not discharge the obligations of any Loan Party hereunder.

          This Agreement shall remain fully enforceable against each Loan Party irrespective of any defenses that any other Loan Party may have or assert in respect of the Note Obligations, including, without limitation, failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, except that a Loan Party may assert the defense of final payment in full of the Note Obligations.

          Section 2.04. Maintaining the Account Collateral. (a) Each Loan Party will maintain Deposit Accounts (other than Excluded Deposit Accounts and Exempt Deposit Accounts) only with the financial institution acting as Collateral Agent hereunder or with a financial institution (a "PLEDGED ACCOUNT BANK") that has entered into an Account Control Agreement with such Loan Party and the Collateral Agent.

          (b) Each Loan Party will maintain Securities Accounts (other than Excluded Securities Accounts and Exempt Securities Accounts) only with the financial institution acting as Collateral Agent hereunder or with a financial institution that has entered into an Account Control Agreement with such Loan Party and the Collateral Agent.

          Section 2.05. Collateral Agent Not Responsible. The Collateral Agent shall not be responsible for proper application by any Loan Party of any amount distributed to such Loan Party pursuant to this Article II.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

          Each Loan Party represents and warrants that:

          Section 3.01. Title to Collateral. Such Loan Party has good and marketable title to, or valid license or leasehold interests in, all of the Collateral in which it has granted a security interest hereunder, free and clear of any Liens other than (i) Permitted Liens, (ii) Liens in respect of motor vehicles that will be terminated by the Loan Party after the Issue Date in accordance with Section 4.07 hereof and (iii) Liens in respect of which such Loan Party has delivered UCC-3 termination statements or partial release financing statements on the Issue Date. No Collateral having a value individually or collectively in excess of $250,000 (other than Inventory in transit or Inventory in the possession of a carrier or similar bailee as to which the provisions of Section 4.04 of this Agreement have been complied with) is in the possession or control of any Person asserting any claim thereto or security interest therein (other than financial institutions under an Account Control Agreement), except that the Collateral Agent or its designee may have possession and/or control of Collateral as contemplated hereby and by the other Note Documents.

          Section 3.02. Validity, Perfection and Priority of Security Interests.

          (a) The Security Interests constitute valid security interests under the UCC securing the Note Obligations.

          (b) When UCC-1 financing statements naming the Collateral Agent as secured party and containing a description of the Collateral in the form specified in Exhibit C hereto shall have been filed in the respective offices specified in Schedule 4.01 hereto, the Security Interests will constitute perfected security interests in all right, title and interest of each Loan Party in the Collateral to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all other Liens and rights of others therein except for Permitted Liens.

          (c) When each Intellectual Property Security Agreement has been filed with the United States Patent and Trademark Office and/or with the United States Copyright Office, the Security Interests will (assuming that the financing statements referred to in paragraph (b) above have been filed in the appropriate filing offices) constitute perfected security interests in all right, title and interest of such Loan Party in the Recordable Intellectual Property therein described to the extent that a security interest therein may be perfected by filing in such office, prior to all other Liens and rights of others therein except for Permitted Liens.

          (d) When each Account Control Agreement has been executed and delivered to the Collateral Agent, the Security Interests will constitute perfected security interests in all right, title and interest of the Loan Parties in the Deposit Accounts and Securities Accounts, as applicable, subject thereto, prior to all other Liens and rights of others therein and subject to no adverse claims except for Permitted Liens.

          Section 3.03. No Consents. No consent of any other Person (including, without limitation, any stockholder or creditor of such Loan Party or any of its Subsidiaries) and no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any Governmental Authority is required to be obtained by the Loan Party in connection with the execution, delivery or performance of this Agreement, or in connection with the exercise of the rights and remedies of the Collateral Agent pursuant to this Agreement, except (i) as may be required to perfect (as described in Schedule 4.01 hereto) and maintain the perfection of the security interests created hereby, (ii) with respect to vehicles represented by a certificate of title, (iii) in connection with the disposition of the Collateral by Laws affecting the offering and sale of securities generally or as described in Schedule 3.03 hereto, (iv) certain remedial actions may be limited by applicable Laws or (v) as contemplated by the definition of Excluded Contracts; provided, however, that (i) the registration of Copyrights in the United States Copyright office may be required to obtain a security interest therein that is effective against subsequent transferees under United States Federal copyright law and (ii) to the extent that recordation of the Security Interests in the United States Patent and Trademark Office or the United States Copyright Office is necessary to perfect the Security Interests or to render the Security Interests effective against subsequent third parties, such recordations will not have been made with respect to the items that are not Recordable Intellectual Property.

          Section 3.04. Insurance. On the Issue Date, each Loan Party's insurance complies with the provisions of Section 4.09.

          Section 3.05. Intellectual Property.

          (a) Schedule VI to the Loan Party's Perfection Certificate, attached hereto as Annex I is a true, correct and complete list of all Copyrights and Copyright Licenses owned by the Grantors as of the date hereof.

          (b) Schedule VI to the Loan Party's Perfection Certificate, attached hereto as Annex I is a true, correct and complete list of all Patents and Patent Licenses owned by the Grantors as of the date hereof.

          (c) Schedule VI to the Loan Party's Perfection Certificate, attached hereto as Annex I is a true, correct and complete list of all Trademarks and Trademark Licenses owned by the Grantors as of the date hereof.

          (d) Except as set forth in Schedule VI to the Loan Party's Perfection Certificate, attached hereto as Annex I, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which any Grantor is the licensor or franchisor.

          (e) Each Loan Party is the exclusive owner of the entire right, title, and interest in and to, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted. No claim has been asserted or is pending by any Person challenging or questioning the use by any Loan Party of any of the Intellectual Property owned by any Loan Party or the validity, enforceability or effectiveness of any of the Intellectual Property owned by any Loan Party or the Loan Party's rights to any Intellectual Property, nor does any Loan Party know of any basis for any such claim, except as otherwise set forth in the Indenture. The use by the Loan Parties of the Intellectual Property does not infringe or misappropriate the Intellectual Property rights of any Person in any respect, nor does any Loan Party know of any basis for any such claim, except as otherwise set forth in the Indenture. No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or any Loan Party's rights in, any Intellectual Property.

                                   ARTICLE IV
                                    COVENANTS

          Each Loan Party covenants and agrees that until the payment in full of all Note Obligations, other than contingent indemnification obligations for which no claim has been made, such Loan Party will comply with the following:

          Section 4.01. Delivery of Perfection Certificate; Initial Perfection and Delivery of Search Reports. On or prior to the Issue Date, such Loan Party shall (i) deliver its Perfection Certificate to the Collateral Agent, and (ii) cause all filings and recordings specified in Schedule 4.01 hereto to be delivered to the Collateral Agent for filing or recording, as applicable, within the time periods specified in such schedule. The information set forth in the Perfection Certificate shall be correct and complete in all material respects as of the Issue Date. The Loan Parties represent and warrant that duly executed Account Control Agreements with respect to each of the Loan Parties' Deposit Accounts (other than Exempt Deposit Accounts and Excluded Deposit Accounts, with respect to which no Account Control Agreements shall be required hereunder), if any, and Securities Accounts (other than Excluded Securities Accounts), if any, have been delivered to the Collateral Agent and are in full force and effect.

          Section 4.02. Change of Name, Identity, Structure or Location; Subjection to Other Security Agreements. Such Loan Party will not change its name, identity, structure or location (determined as provided in Section 9-307 of the UCC) in any manner, and shall not become bound, as provided in Section 9-203(d) of the UCC, by a security agreement entered into by another Person, in each case, unless it shall have given the Collateral Agent not less than 10 days' prior notice thereof. Such Loan Party shall not in any event change the location of its chief executive office or its name, identity, structure or location (determined as provided in

Section 9-307 of the UCC), or become bound, as provided in Section 9-203(d) of the UCC, by a security agreement entered into by another Person, if such change would cause the Security Interests in any Collateral to lapse or cease to be perfected unless such Loan Party has taken on or before the date of lapse all actions necessary to ensure that the Security Interests in the Collateral do not lapse or cease to be perfected.

          Section 4.03. Further Actions. Each Loan Party will, from time to time at its expense and in such manner and form as the Collateral Agent may reasonably request, execute, deliver, file and record any financing statement, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the UCC and any filings with the United States Patent and Trademark Office and the United States Copyright Office) that from time to time may be reasonably necessary or advisable under the UCC or with respect to Recordable Intellectual Property, or that the Collateral Agent may reasonably request, in order to create, preserve, perfect, confirm or validate the Security Interests or to enable the Collateral Agent and the Finance Parties to obtain the full benefit of this Agreement or to exercise and enforce any of its rights, powers and remedies created hereunder or under applicable Law with respect to any of the Collateral. To the extent permitted by applicable Law but without limiting such Loan Party's obligations to itself comply with the first sentence of this Section 4.03, such Loan Party hereby authorizes the Collateral Agent to file, in the name of such Loan Party or otherwise and without the signature or other separate authorization or authentication of such Loan Party appearing thereon, such UCC financing statements or continuation statements as the Collateral Agent may reasonably deem necessary or appropriate to further perfect or maintain the perfection of the Security Interests. Such Loan Party agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Loan Parties shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements or other assignment documents concerning the Collateral.

          Section 4.04. Delivery of Instruments, Etc. Such Loan Party will promptly deliver each Instrument and each Certificated Security (other than (i) Cash Equivalents held in a Deposit Account or a Securities Account and subject to an effective Account Control Agreement unless maintained with the Collateral Agent or as otherwise required by Section 4.13 hereof, (ii) Instruments and Certificated Securities not constituting Collateral, (iii) Instruments or Certificated Securities received in connection with bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers in the ordinary course of business and (iv) Instruments and Certificated Securities having individually, a face amount of less than $250,000) to the Collateral Agent, appropriately indorsed to the Collateral Agent; provided that so long as no Event of Default shall have occurred and be continuing, and except as required by any other Note Document, such Loan Party may (unless otherwise provided in Section 2.04(b)) retain for collection in the ordinary course of business any Instruments received by it in the ordinary course of business, and the Collateral Agent shall, promptly upon request of such Loan Party, make appropriate arrangements for making any other Instrument or Certificated Security pledged by such Loan Party available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Collateral Agent, against a trust receipt or like document).

          Section 4.05. Certificates of Title. Within 90 days following the Issue Date (or such later date as the Collateral Agent may agree in its sole discretion), such Loan Party shall in the case of Equipment constituting one or more titled vehicles deliver to the Collateral Agent any and all certificates of title, applications for title or similar evidence of ownership of such Equipment and shall cause the Collateral Agent to be named as sole lienholder on any such certificate of title or other evidence of ownership.

          Section 4.06. Insurance. On or prior to the Issue Date, such Loan Party will cause the Collateral Agent to be named as an insured party and loss payee, effective at all times on and after the Issue Date, on each insurance policy covering risks relating to any of its Inventory and Equipment. No such insurance policy shall purport to include any liability on the part of the Collateral Agent and the Finance Parties for insurance premiums and each such insurance policy shall provide that the insurer shall provide at least 30 days (10 days in the case of non-payment of premium) prior written notice to the Collateral Agent of any proposed cancellation, termination or material modification thereof. Such Loan Party hereby appoints the Collateral Agent as its attorney in fact, effective during the continuance of an Event of Default, to make proof of loss, claims for insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payments made as a result of any such insurance policies.

          Such Loan Party assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Loan Party to pay the Note Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Loan Party.

          Section 4.07. Information Regarding Collateral. Such Loan Party will, promptly upon request, provide to the Collateral Agent all information and evidence it may reasonably request concerning the Collateral to enable the Collateral Agent to enforce the provisions of this Agreement.

          Section 4.08. Covenants Regarding Intellectual Property. Except in the case of subparagraphs (a), (b), (c), (e) and (f) below where the failure to do so could not reasonably be expected to have a Material Adverse Effect and subject to the rights of Loan Parties to dispose of assets and property in accordance with the Indenture:

          (a) Such Loan Party (either itself or through licensees) will, for each Patent, not do any act, or omit to do any act, whereby any Patent may become invalidated or dedicated to the public, and shall continue to mark any products covered by a Patent as required by the patent laws of all applicable jurisdictions.

          (b) Such Loan Party (either itself or, if permitted by Law, through its licensees or its sublicensees) will, for each Trademark, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity from non-use, material alteration, naked licensing or genericide, (ii) display such Trademark with proper notice, including notice of federal registration to the extent permitted by applicable Law and consistent with past practice, (iii) not knowingly use or knowingly permit the use of such

     Trademark in violation of any third party rights and (iv) not permit any assignment in gross of such Trademark.

          (c) Such Loan Party (either itself or through licensees) will, for each work covered by a Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice.

          (d) Such Loan Party shall promptly notify the Collateral Agent if it knows or has reason to know that any Patent, Trademark or Copyright (or any application or registration relating thereto) may become abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court, other than ordinary course United States Patent and Trademark Office actions) regarding such Loan Party's ownership of any Patent, Trademark, Copyright or Software, its right to register the same or to keep, use or maintain the same.

          (e) Such Loan Party will take all commercially reasonable steps at its sole cost, expense and risk to file, maintain and pursue each application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to preserve and maintain all common law rights in any Trademarks and each registration of the Patents, Trademarks and Copyrights, including filing and paying fees for applications for renewal, reissues, divisions, extensions, revisions, continuations, continuations-in-part, affidavits of use, affidavits of incontestability and maintenance, and, unless such Loan Party shall reasonably determine that any such action would be of Negligible Economic Value, to initiate opposition, interference, reexamination and cancellation proceedings against third parties.

          (f) If any rights to any Patent, Trademark, Copyright, Software or License relating thereto is believed infringed, misappropriated, breached or diluted by a third party, such Loan Party shall notify the Collateral Agent promptly after it learns thereof and shall, unless such Loan Party shall reasonably determine that any such action would be of Negligible Economic Value, promptly take such action at its sole cost, expense and risk as is consistent with past practice of such Loan Party to enforce its rights and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as such Loan Party shall reasonably deem appropriate under the circumstances to protect such Patent, Trademark, Copyright, Software or License. Such Loan Party will take all actions reasonably necessary to prevent any of the Intellectual Property from becoming forfeited, abandoned, dedicated to the public, invalidated or impaired in any way.

          (g) Within 45 days after the end of each fiscal quarter of InSight, each Loan Party will (i) inform the Collateral Agent of: (1) all applications for Patents, Trademarks or Copyrights filed during such fiscal quarter by such Loan Party or by any agent, employee, licensee or delegate on its behalf with the United States Patent and Trademark Office or the United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof and (2) any newly registered Intellectual Property acquired by such Loan Party during such fiscal quarter and (ii) upon request of the Collateral Agent, execute any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Security Interests in the foregoing described in clause (i) of this Section, including without limitation, such registrations, licenses, applications, any resulting Patent, Trademark or Copyright and the goodwill or accounts and general intangibles of such Loan Party relating thereto or represented thereby, and such Loan Party hereby appoints the Collateral Agent its attorney-in-fact to execute and file such writings for the foregoing purposes.

          (h) Prior to the Collateral Agent's giving of notice to the Loan Parties during the continuance of an Event of Default, the Loan Parties shall have the exclusive right to sue for past, present and future infringement of the Intellectual Property including the right to seek injunctions and/or money damages, in an effort by the Loan Parties to protect the Intellectual Property against encroachment by third parties, provided, however:

               (i) Any money damages awarded or received by the Loan Parties on account of such suit (or the threat of such suit) shall constitute Collateral.

               (ii) Following written notice given by the Collateral Agent to the Loan Parties during the continuance of any Event of Default, the Collateral Agent may terminate or limit the Loan Parties' rights under this Section 4.11(j).

          Section 4.09. Deposit Accounts and Securities Accounts. No Loan Party shall establish after the date hereof or permit to exist any Deposit Account (other than Exempt Deposit Accounts or Excluded Deposit Accounts) or any Securities Account (other than Excluded Securities Accounts and except any such account maintained with the Collateral Agent or constituting Collateral Accounts) without promptly delivering to the Collateral Agent a fully executed Account Control Agreement with respect to such account. Subject to Section 2.04(b) hereof and the rights of the Collateral Agent under Article V hereof, each Loan Party shall cause all cash (other than cash constituting Receivables or Related Assets) and cash Proceeds of Collateral hereunder to be deposited in a Deposit Account maintained with the Collateral Agent or with respect to which an effective Account Control Agreement has been delivered to the Collateral Agent.

          Section 4.10. Claims. In the event any Claim constituting Collateral in excess of $1,000,000 arises or otherwise becomes known after the date hereof, the applicable Loan Party will deliver to the Collateral Agent a supplement to
Schedule 1.01A hereto describing such Claim and expressly subjecting such Claim, all Judgments and/or Settlements with respect thereto and all Proceeds thereof to the Security Interests hereunder.

                                    ARTICLE V
                           GENERAL AUTHORITY; REMEDIES

          Section 5.01. General Authority. Each Loan Party hereby irrevocably appoints the Collateral Agent and any officer or agent thereof as its true and lawful attorney-in-fact, with full power of substitution, in the name of such Loan Party, the Collateral Agent, the Finance Parties or otherwise, for the sole use and benefit of the Collateral Agent and the Finance Parties, but at such Loan Party's expense, to the extent permitted by Law and subject to the Collateral Agency Agreement, to exercise at any time and from time to time while an Event of Default has occurred and is continuing all or any of the following powers with respect to all or any of the Collateral, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable until the Note Obligations (other than contingent indemnification obligations for which no claim has been made) are paid in full:

          (i) to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Agreement;

          (ii) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable Instruments taken or received by such Loan Party as, or in connection with, Collateral;

          (iii) to commence, settle, compromise, compound, prosecute, defend or adjust any Claim, suit, action or proceeding with respect to, or in connection with, the Collateral;

          (iv) to sell, transfer, assign or otherwise deal in or with the Collateral or the Proceeds or avails thereof, including, without limitation, for the implementation of any assignment, lease, License, sublicense, grant of option, sale or other disposition of any Patent, Trademark, Copyright or Software or any action related thereto, as fully and effectually as if the Collateral Agent were the absolute owner thereof;

          (v) to extend the time of payment of any or all of the Collateral and to make any allowance and other adjustments with respect thereto; and

          (vi) to do, at its option, but at the expense of such Loan Party, at any time or from time to time, all acts and things which the Collateral Agent deems necessary to protect or preserve the Collateral and to realize upon the Collateral.

          Section 5.02. Remedies upon Event of Default.

          (a) If any Event of Default has occurred and is continuing, the Collateral Agent may, in addition to all other rights and remedies granted to it in this Agreement and any other agreement securing, evidencing or relating to the Note Obligations: (i) exercise on behalf of the Finance Parties all rights and remedies of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, (ii) without demand of performance or other demand or notice of any kind (except as herein provided or as may be required by mandatory provisions of Law) to or upon any Loan Party or any other Person (all of which demands and/or notices are hereby waived by each Loan Party), (A) withdraw all cash and Liquid Investments in the Collateral Accounts and apply such cash and Liquid Investments and other cash, if any, then held by it as Collateral as specified in Section 5.04, (B) give notice and take sole possession and control of all amounts on deposit in or credited to any Deposit Account (other than an Excluded Deposit Account or an Exempt Deposit Account) or Securities Account

(other than an Excluded Securities Account) pursuant to the related Account Control Agreement and apply all such funds as specified in
Section 5.04 hereof and (C) if there shall be no such cash, Liquid Investments or other amounts or if such cash, Liquid Investments and other amounts shall be insufficient to pay all the Note Obligations in full or cannot be so applied for any reason or if the Collateral Agent determines to do so, collect, receive, appropriate and realize upon the Collateral and/or sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral (or contract to do so) or any part thereof at public or private sale, at any office of the Collateral Agent or elsewhere in such manner as is commercially reasonable and as the Collateral Agent may deem best, for cash, on credit or for future delivery, without assumption of any credit risk and at such price or prices as the Collateral Agent may deem satisfactory.

          (b) The Collateral Agent shall give each Loan Party not less than 10 days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Any such notice shall (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of a private sale, state the day after which such sale may be consummated, (iii) contain the information specified in UCC Section 9-613, (iv) be authenticated and (v) be sent to the parties required to be notified pursuant to Section 9-611(c) of the UCC; provided that, if the Collateral Agent fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC. The Collateral Agent and each Loan Party agree that such notice constitutes reasonable notification within the meaning of Section 9-611 of the UCC. Except as otherwise provided herein, each Loan Party hereby waives, to the extent permitted by applicable Law, notice and judicial hearing in connection with the Collateral Agent's taking possession or disposition of any of the Collateral.

          (c) The Collateral Agent or any Finance Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). Each Loan Party will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sale may be made in compliance with Law. Upon any such sale, the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale, the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned without further notice. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice.

          (d) For the purpose of enforcing any and all rights and remedies under this Agreement, the Collateral Agent may, if any Event of Default has occurred and is continuing, (i) require each Loan Party to, and each Loan Party agrees that it will, at its expense and upon the request of the Collateral Agent, forthwith assemble, store and keep all or any part of the Collateral as directed by the Collateral Agent and make it available at a place designated by the Collateral Agent which is, in the Collateral Agent's opinion, reasonably convenient to the Collateral Agent and such Loan Party, whether at the premises of such Loan Party or otherwise, it being understood that such Loan Party's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Loan Party of such obligation; (ii) to the extent permitted by applicable Law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to any Loan Party, seize and remove such Collateral from such premises; (iii) have access to and use such Loan Party's books and records relating to the Collateral; and (iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by such Loan Party, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Collateral Agent deems appropriate and, in connection with such preparation and disposition, use without charge any Intellectual Property or technical process used by such Loan Party. The Collateral Agent may also render any or all of the Collateral unusable at any Loan Party's premises and may dispose of such Collateral on such premises without liability for rent or costs.

          (e) Without limiting the generality of the foregoing, if any Event of Default has occurred and is continuing:

          (i) the Collateral Agent may (subject to the express terms of any valid and enforceable restriction in favor of a Person who is not a Group Company that prohibits, requires any consent, or establishes any other conditions for, a license thereof) license, or sublicense, whether general, special or otherwise, and whether on an exclusive (if consistent with past business practices) or non-exclusive basis, any Patents, Trademarks, Copyrights or Software included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Collateral Agent shall in its sole and commercially reasonable discretion determine;

          (ii) the Collateral Agent may (without assuming any obligations or liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any licensor, sublicensor, licensee or sublicensee all rights and remedies of any Loan Party in, to and under any License and take or refrain from taking any action under any provision thereof, and each Loan Party hereby releases the Collateral Agent and each of the Finance Parties from, and agrees to hold the Collateral Agent and each of the Finance Parties free and harmless from and against any claims arising out of, any lawful action so taken or omitted to be taken with respect thereto;

          (iii) upon request by the Collateral Agent, each Loan Party will use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor, sublicensor, licensee or sublicensee of each License to effect the assignment of all of such Loan Party's right, title and interest thereunder to the Collateral Agent or its designee and will execute and deliver to the Collateral Agent a power of attorney, in form and substance reasonably satisfactory to the Collateral Agent, for the implementation of any lease, assignment, License, sublicense, grant of option, sale or other disposition of a Patent, Trademark, Copyright or Software; and

          (iv) the Collateral Agent may direct each Loan Party to refrain, in which event each such Loan Party shall refrain, from using or practicing any Trademark, Patent, Copyright or Software in any manner whatsoever, directly or indirectly, and shall, if requested by the Collateral Agent, change such Loan Party's name to eliminate therefrom any use of any Trademark and will execute such other and further documents as the Collateral Agent may request to further confirm this change and transfer ownership of the Trademarks, Patents, Copyrights, Software and registrations and any pending applications therefor to the Collateral Agent.

          (f) In the event of any disposition following the occurrence and during the continuance of any Event of Default of any Patent, Trademark, Copyright or Software pursuant to this Article V, each Loan Party shall supply its know-how and expertise relating to the manufacture and sale of the products or services bearing Trademarks or the products, services or works made or rendered in connection with or under Patents, Trademarks, Copyrights or Software, and its customer lists and other records relating to such Patents, Trademarks, Copyrights or Software and to the distribution of said products, services or works, to the Collateral Agent.

          (g) If any Event of Default has occurred and is continuing, the Collateral Agent, instead of exercising the power of sale conferred upon it pursuant to this Section 5.02, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction, and may in addition institute and maintain such suits and proceedings as the Collateral Agent may deem appropriate to protect and enforce the rights vested in it by this Agreement.

          (h) If any Event of Default has occurred and is continuing, the Collateral Agent shall, to the extent permitted by applicable Law, without notice to any Loan Party or any party claiming through any Loan Party, without regard to the solvency or insolvency at such time of any Person then liable for the payment of any of the Note Obligations, without regard to the then value of the Collateral and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment of a receiver or receivers (who may be the Collateral Agent) of the Collateral or any part thereof, and of the profits, revenues and other income thereof, pending such proceedings, with such powers as the court making such appointment shall confer, and to the entry of an order directing that the profits, revenues and other income of the property constituting the whole or any part of the Collateral be segregated, sequestered and impounded for the benefit of the Collateral Agent and the Finance Parties, and each Loan Party irrevocably consents to the appointment of such receiver or receivers and to the entry of such order.

          (i) Each Loan Party agrees, to the extent it may lawfully do so, that it will not at any time in any manner whatsoever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, moratorium, turnover or redemption law, or any Law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force which may delay, prevent or otherwise affect the performance or enforcement of this Agreement, and each Loan Party hereby waives all benefit or advantage of all such Laws. Each Loan Party covenants that it will not hinder, delay or impede the execution of any power granted to the Collateral Agent or any other Finance Party in any Note Document.

          (j) Each Loan Party, to the extent it may lawfully do so, on behalf of itself and all who claim through or under it, including, without limitation, any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or pursuant to judicial proceedings or under any foreclosure or any enforcement of this Agreement, and consents and agrees that all of the Collateral may at any such sale be offered and sold as an entirety.

          (k) Each Loan Party waives, to the extent permitted by Law, presentment, demand, protest and any notice of any kind (except the notices expressly required hereunder or in the other Note Documents) in connection with this Agreement and any action taken by the Collateral Agent with respect to the Collateral.

          Section 5.03. Limitation on Duty of Collateral Agent in Respect of Collateral. Beyond the exercise of reasonable care in the custody thereof, neither the Collateral Agent nor the Finance Parties shall have any duty to exercise any rights or take any steps to preserve the rights of any Loan Party in the Collateral in its or their possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, nor shall the Collateral Agent or any Finance Party be liable to any Loan Party or any other Person for failure to meet any obligation imposed by Section 9-207 of the UCC or any successor provision. Each Loan Party agrees that the Collateral Agent shall at no time be required to, nor shall the Collateral Agent be liable to any Loan Party for any failure to, account separately to any Loan Party for amounts received or applied by the Collateral Agent from time to time in respect of the Collateral pursuant to the terms of this Agreement. Without limiting the foregoing, the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Collateral Agent in good faith.

          Section 5.04. Application of Proceeds.

          (a) Priority of Distributions. The proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Collateral Accounts shall be applied as set forth in Section 4.06 of the Collateral Agency Agreement. The Collateral Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

          (b) Deficiencies. It is understood that the Loan Parties shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the amount of the Note Obligations.

                                   ARTICLE VI
                                COLLATERAL AGENT

          Section 6.01. Concerning the Collateral Agent. The provisions of
Article VI of the Collateral Agency Agreement shall inure to the benefit of the Collateral Agent in respect of this Agreement and shall be binding upon all Loan Parties, all Finance Parties and upon the parties hereto in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Collateral Agent therein set forth:

          (i) The Collateral Agent is authorized to take all such action as is provided to be taken by it as Collateral Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein or as to any matters which permit but do not require action by the Collateral Agent (including, without limitation, the timing and methods of realization upon the Collateral), the Collateral Agent shall act or refrain from acting in accordance with written instructions from the Directing Noteholders as contemplated by the Collateral Agency Agreement or, in the absence of such instructions or provisions, subject to the terms of the Collateral Agency Agreement, in accordance with its discretion.

          (ii) The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder unless such action or omission constitutes gross negligence or willful misconduct. The Collateral Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any Note Document by any Loan Party.

          (iii) Any use by the Collateral Agent of the Intellectual Property, as authorized hereunder in connection with the exercise of the Collateral Agent's rights and remedies under this Agreement and under the Indenture shall be coextensive with the Loan Parties' rights thereunder and with respect thereto and without any liability for royalties or other related charges.

          Section 6.02. Appointment of Co-Collateral Agent. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Collateral Agent may in consultation with InSight and, unless an Event of Default shall have occurred and be continuing, with its consent (not to be unreasonably withheld or delayed) appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Collateral Agent, or to act as separate agent or agents on behalf of the Finance Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 6.01). Notwithstanding any such appointment but only to the extent not inconsistent with such legal requirements or, in the reasonable judgment of the Collateral Agent, not unduly burdensome to it or any such co-agent, such Loan Party shall be entitled to deal solely and directly with the Collateral Agent rather than any such co-agent in connection with the Collateral Agent's rights and obligations under this Agreement.

                                   ARTICLE VII
                                  MISCELLANEOUS

          Section 7.01. Notices.

          (a) Unless otherwise specified herein, all notices, requests or other communications to any party hereunder shall be in writing (including by facsimile transmission) and mailed, faxed or delivered to the address or facsimile number: (i) in the case of Holdings, InSight, any Subsidiary Guarantor or any Noteholder or the Trustee, as set forth in Section 13.02 of the Indenture, (ii) in the case of the Collateral Agent, as set forth on the signature pages hereof or (iii) in the case of any party, to such other address, facsimile number or electronic mail address as such party shall hereafter specify for the purpose of communications hereunder by notice to the other parties hereto. Each such notice, request or other communication shall be effective upon the earlier to occur of (i) actual receipt by the intended recipient and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the intended recipient, (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid and (C) if delivered by facsimile, when sent and receipt has been confirmed electronically. Rejection or refusal to accept, or the inability to deliver because of a changed address of which no notice was given shall not affect the validity of notice given in accordance with this section.

          (b) This Agreement may be transmitted and/or signed by facsimile and, if so transmitted or signed shall, subject to requirements of Law, have the same force and effect as a manually-signed original and shall be binding on all Loan Parties and the Finance Parties. The Collateral Agent may also require that this Agreement be confirmed by a manually-signed original hereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

          Section 7.02. No Waivers; Non-Exclusive Remedies. No failure or delay on the part of any Finance Party to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Agreement or any other Note Document or any other document or agreement contemplated hereby or thereby and no course of dealing between any Finance Party and any of the Loan Parties shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege hereunder or under any Note Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein and in the other

Note Documents are cumulative and are not exclusive of any other remedies provided by Law. Without limiting the foregoing, nothing in this Agreement shall impair the right of any Finance Party to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of any Loan Party other than its indebtedness under the Note Documents. Each Loan Party agrees, to the fullest extent it may effectively do so under applicable Law, that any holder of a participation in a Note Obligation, whether or not acquired pursuant to the terms of any applicable Note Document, may exercise rights of set-off or counterclaim or other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Loan Party in the amount of such participation.

          Section 7.03. Compensation and Expenses of the Collateral Agent; Indemnification.

          (a) Expenses. The Loan Parties, jointly and severally, agree to pay
(i) all reasonable out-of-pocket expenses of the Collateral Agent, including fees and disbursements of special and local counsel for the Collateral Agent, in connection with the preparation and administration of this Agreement or any document or agreement contemplated hereby, any waiver or consent hereunder or any amendment hereof or any Default or Event of Default or alleged Default or Event of Default and (ii) all taxes which the Collateral Agent or any other Finance Party may be required to pay by reason of the security interests granted in the Collateral (including any applicable transfer taxes) or to free any of the Collateral from the lien thereof.

          (b) Protection of Collateral. If any Loan Party fails to comply with the provisions of any Note Document, such that the value of any material portion of Collateral or the validity, perfection, rank or value of any Security Interest is thereby materially diminished or potentially materially diminished, after notice to such Loan Party (unless in the reasonable judgment of the Collateral Agent, the giving of such notice would be impractical) the Collateral Agent may, but shall not be required to, effect such compliance on behalf of such Loan Party, and the Loan Parties shall reimburse the Collateral Agent for the costs thereof within 30 days of receipt of a reasonably detailed written invoice therefor. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, handling, maintaining and shipping the Collateral, or in respect of the sale or other disposition thereof, including any and all excise, property, sales and use taxes imposed by any state, federal or local authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral, shall be borne and paid by the Loan Parties. If any Loan Party fails to promptly pay any portion thereof when due, the Collateral Agent may, at its option, but shall not be required to, after notice to such Loan Party (unless in the reasonable judgment of the Collateral Agent, the giving of such notice would be impractical) pay the same and charge the Loan Parties' account therefor, and the Loan Parties agree to reimburse the Collateral Agent therefor on demand. All sums so paid or incurred by the Collateral Agent for any of the foregoing and any and all other sums for which any Loan Party may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) reasonably incurred by the Collateral Agent or any Finance Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon from demand and until paid at the rate applicable to interest at the highest rate applicable under the Note Documents in respect of overdue obligations, be additional Note Obligations hereunder.

          (c) Indemnification. Each Loan Party agrees to indemnify the Collateral Agent, each other Finance Party and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact and their respective successors and assigns (each, an "INDEMNITEE" and, collectively, "INDEMNITEES") and hold each Indemnitee harmless from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, suits, judgments, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by, imposed on or asserted against such Indemnitee in connection with any investigation or administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any other Collateral Document or in any other way connected with the enforcement of any of the terms of, or the preservation of any rights under, this Agreement or any other Collateral Document or in any way relating to or arising out of the manufacture, ownership, ordering, purchasing, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the Laws of any country, state or other Governmental Authority, or any tort (including, without limitation, any claims, arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage) or contract claim; provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct or that of its affiliates, directors, trustees, agents or employees as determined by a court of competent jurisdiction in a final, non-appealable judgment or order. Each Loan Party agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, loss, damage, penalty, claim, demand, action, judgment or suit, such Loan Party shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to notify the Loan Parties of any such assertion of which such Indemnitee has knowledge.

          (d) Contribution. If and to the extent that the obligations of any Loan Party under this Section 7.03 are unenforceable for any reason, each Loan Party hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable Law.

          (e) Obligations; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Note Obligations. The indemnity obligations of the Loan Parties contained in this
Section 7.03 shall continue in full force and effect notwithstanding the full payment of all Note Obligations and notwithstanding the discharge thereof.

          Section 7.04. Enforcement. The Finance Parties agree that this Agreement may be enforced only by the action of the Collateral Agent, acting upon the instructions of the Directing Noteholders, if so required under the Collateral Agency Agreement, and that no other Finance Party shall have any right individually to seek to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Finance Parties upon the terms of this Agreement and the Collateral Agency Agreement.

          Section 7.05. Amendments and Waivers. Any provision of this Agreement may be amended, changed, discharged, terminated or waived if, but only if, such amendment or waiver is in writing and is signed by each Loan Party affected by such amendment, change, discharge, termination or waiver (it being understood that the addition or release of any Loan Party hereunder shall not constitute an amendment, change, discharge, termination or waiver affecting any Loan Party other than the Loan Party so added or released and it being further understood and agreed that any supplement to Schedule 1.01 delivered pursuant to Section
4.15 hereof shall not require the consent of any Loan Party) and by the Collateral Agent (with the consent of the Directing Noteholders or the Trustee, as the case may be, to the extent required by the Collateral Agency Agreement).

          Section 7.06. Successors and Assigns. This Agreement shall be binding upon each of the parties hereto and inure to the benefit of the Collateral Agent and the Finance Parties and their respective successors and assigns. In the event of an assignment of all or any of the Note Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. No Loan Party shall assign or delegate any of its rights and duties hereunder without the prior written consent of all of the Finance Parties.

          Section 7.07. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          Section 7.08. Limitation of Law; Severability.

          (a) All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of Law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of Law which may be controlling and be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable Law.

          (b) If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by Law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Finance Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provisions in any other jurisdiction.

          Section 7.09. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective with respect to each Loan Party when the Collateral Agent shall receive counterparts hereof executed by itself and such Loan Party.

          Section 7.10. Additional Loan Parties. It is understood and agreed that any Subsidiary of InSight that is required by any Note Document to execute a counterpart of this Agreement after the date hereof shall automatically become a Loan Party hereunder with the same force and effect as if originally named as a Loan Party hereunder by executing an instrument of accession or joinder substantially in the form of Exhibit E hereto and delivering the same to the Collateral Agent. Concurrently with the execution and delivery of such instrument of accession or joinder, such Subsidiary shall take all such actions and deliver to the Collateral Agent all such documents and agreements as such Subsidiary would have been required to deliver to the Collateral Agent on or prior to the date of this Agreement had such Subsidiary been a party hereto on the date of this Agreement. Such additional materials shall include, among other things, an opinion of counsel to the extent required under the Indenture and supplements to Schedules 1.01A and B, 3.04, 3.05 and 4.01 hereto (which Schedules shall thereupon automatically be amended and supplemented to include all information contained in such supplements) such that, after giving effect to the joinder of such Subsidiary, each of Schedules 1.01A and B, 3.04, 3.05 and
4.01 hereto is true, complete and correct in all material respects with respect to such Subsidiary as of the effective date of such accession or joinder. The execution and delivery of any such instrument of accession or joinder, and the amendment and supplementation of the Schedules hereto as provided in the immediately preceding sentence, shall not require the consent of any other Loan Party or Finance Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

          Section 7.11. Termination; Release of Loan Parties.

          (a) Termination. Upon the full payment and performance of all Note Obligations (other than contingent indemnification obligations), the Security Interests shall terminate and all rights to the Collateral shall revert to the Loan Parties. In addition, at any time and from time to time prior to such termination of the Security Interests, the Collateral Agent may release any of the Collateral or subordinate its Security Interests therein to Liens in favor of certain third parties with the prior written consent of the Directing Noteholders or as provided in Article V of the Collateral Agency Agreement. Upon any such termination of the Security Interests or release of Collateral, the Collateral Agent will, upon request by and at the expense of any Loan Party (and, in the case of a release of Collateral, upon receipt of a written certification of a Responsible Officer of InSight that the Trustee has received all documents, if any, required by the Trust Indenture Act and the Indenture) execute and deliver to such Loan Party such documents as such Loan Party shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be. Any such documents shall be without recourse to or warranty by the Collateral Agent or the other Finance Parties. The Collateral Agent shall have no liability whatsoever to any other Finance Party as a result of any release of Collateral by it as permitted by this Section 7.11. Upon any release of Collateral pursuant to this Section 7.11, none of the Finance Parties shall have any continuing right or interest in such Collateral or the Proceeds thereof. Upon satisfaction and discharge of the Indenture as provided in Article 12 of the Indenture, or legal defeasance or covenant defeasance of the Indenture as provided in Article 8 of the Indenture and the Note Obligations under the Note Documents, as applicable, shall be deemed to be paid in full for purposes of Sections 7.04, 7.05 and this Section 7.11(a).

          (b) Release of Loan Parties. If any part of the Collateral (x) is taken by eminent domain, condemnation or other similar circumstances, or (y) is sold, transferred, otherwise disposed of or liquidated in compliance with the requirements of the Note Documents (or such sale, transfer, other disposition or liquidation has been approved in writing by the Directing Noteholders), then in each such case, such Collateral shall be automatically released from the Security Interests created hereby and the Collateral Agent, at the request and expense of such Loan Party, will (upon receipt of a written certification of a Responsible Officer of InSight that the Trustee has received all documents, if any, required by the Trust Indenture Act and the Indenture) assign, transfer and deliver to such Loan Party (without recourse and without representation or warranty) such of the Collateral as is then being (or has been) so taken, sold, transferred, disposed of or liquidated as may be in the possession or control of the Collateral Agent and has not theretofore been released pursuant to this Agreement and deliver to the applicable Loan Party all documents and other releases reasonably requested by such Loan Party (including UCC termination statements) to evidence the release of such Collateral from the Security Interests. Further, upon the release of a Guarantor from its obligations under all guaranties of the Note Obligations in accordance with the provisions thereof and the other Note Documents, such Guarantor (and the Collateral assigned by such Guarantor pursuant hereto) shall be automatically released from this Agreement and the Collateral Agent will, upon request by and at the expense of such Guarantor, execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence the release of such Guarantor and such Collateral.

          (c) Other Releases. If property that constitutes either (A) all or substantially all of the Collateral securing Note Obligations or (B) less than all or substantially all of the Collateral securing Note Obligations is released with the consent of the Directing Noteholders in accordance with the Collateral Agency Agreement, then in each such case, the Collateral Agent, at the request and expense of the relevant Loan Party, will (upon receipt of a written certification of a Responsible Officer of InSight that the Trustee has received all documents, if any, required by the Trust Indenture Act and the Indenture) duly release from the security interest created hereby and assign, transfer and deliver to such Loan Party (without recourse and without representation or warranty) such of the Collateral as is then being (or has been) so released as maybe in the possession or control of the Collateral Agent and has not theretofore been released pursuant to this Agreement, and execute and deliver to such Loan Party such documents and instruments (including UCC termination statements) as such Loan Party may reasonably request to evidence the release of such Collateral. In addition, if any Capital Stock or other securities shall, after the Issue Date, meet the criteria of any of clauses (ii), (iv) or (v) of the proviso of Section 2.01, such Capital Stock or other securities shall automatically be deemed to be released from the Collateral and the Lien of this Agreement and the Collateral Agent shall promptly after receipt of an Officer's Certificate deliver such Capital Stock or other securities then in its possession to the applicable Loan Party together with such releases and other documents as may be reasonably requested by such Loan Party.

          Section 7.12. Entire Agreement. This Agreement and the other Collateral Documents constitute the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, and any contemporaneous oral agreements and understandings relating to the subject matter hereof and thereof.

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

LOAN PARTIES:                           INSIGHT HEALTH SERVICES HOLDINGS CORP.


                                        By: /s/ Mitch C. Hill
                                            ------------------------------------
                                        Name: Mitch C. Hill
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        INSIGHT HEALTH SERVICES CORP.


                                        By: /s/ Mitch C. Hill
                                            ------------------------------------
                                        Name: Mitch C. Hill
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        WILKES-BARRE IMAGING, L.L.C.

                                        By: InSight Health Corp., as the sole
                                            member and sole manager


                                        By: /s/ Mitch C. Hill
                                            ------------------------------------
                                        Name: Mitch C. Hill
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        MRI ASSOCIATES, L.P.

                                        By: InSight Health Corp., as the general
                                            partner


                                        By: /s/ Mitch C. Hill
                                            ------------------------------------
                                        Name: Mitch C. Hill
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        VALENCIA MRI, LLC
                                        ORANGE COUNTY REGIONAL PET CENTER
                                        IRVINE, LLC
                                        SAN FERNANDO VALLEY REGIONAL PET
                                        CENTER, LLC

                                        By: InSight Health Corp., as the sole
                                            member

                                        By: /s/ Mitch C. Hill
                                            ------------------------------------
                                        Name: Mitch C. Hill
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                        PARKWAY IMAGING CENTER, LLC


                                        By: /s/ Marilyn U. MacNiven-Young
                                            ------------------------------------
                                        Name: Marilyn U. MacNivenYoung
                                        Title: Manager


                                        INSIGHT HEALTH CORP.
                                        OPEN MRI, INC.
                                        MAXUM HEALTH CORP.
                                        RADIOSURGERY CENTERS, INC.
                                        MAXUM HEALTH SERVICES CORP.
                                        DIAGNOSTIC SOLUTIONS CORP.
                                        MAXUM HEALTH SERVICES OF NORTH TEXAS,
                                        INC.
                                        MAXUM HEALTH SERVICES OF DALLAS, INC.
                                        NDDC, INC.
                                        SIGNAL MEDICAL SERVICES, INC.
                                        INSIGHT IMAGING SERVICES CORP.
                                        COMPREHENSIVE MEDICAL IMAGING, INC.
                                        COMPREHENSIVE MEDICAL IMAGING CENTERS,
                                        INC.
                                        COMPREHENSIVE MEDICAL IMAGING -
                                        BILTMORE, INC.
                                        COMPREHENSIVE OPEN MRI-EAST MESA, INC.
                                        TME ARIZONA, INC.
                                        COMPREHENSIVE MEDICAL IMAGING -FREMONT,
                                        INC.
                                        COMPREHENSIVE MEDICAL IMAGING-SAN
                                        FRANCISCO, INC.
                                        COMPREHENSIVE OPEN MRI-GARLAND, INC.
                                        IMI OF ARLINGTON, INC.
                                        COMPREHENSIVE MEDICAL IMAGING-
                                        FAIRFAX, INC.
                                        IMI OF KANSAS CITY, INC.
                                        COMPREHENSIVE MEDICAL IMAGING -
                                        BAKERSFIELD, INC.


                                        By: /s/ Mitch C. Hill
                                            ------------------------------------
                                        Name: Mitch C. Hill
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                        MAXUM HEALTH SERVICES CORP.


                                        By: /s/ Mitch C. Hill
                                            ------------------------------------
                                        Name: Mitch C. Hill
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        By: /s/ Marilyn U. MacNiven-Young
                                            ------------------------------------
                                        Name: Marilyn U. MacNiven-Young
                                        Title: Executive Vice President,
                                               General Counsel and Secretary


                                        COMPREHENSIVE OPEN MRI-
                                        CARMICHAEL/FOLSOM, LLC
                                        SYNCOR DIAGNOSTICS SACRAMENTO, LLC
                                        SYNCOR DIAGNOSTICS BAKERSFIELD, LLC

                                        By: Comprehensive Medical Imaging, Inc.
                                            and

                                            Comprehensive Medical Imaging
                                            Centers, Inc., as the members


                                        By: /s/ Mitch C. Hill
                                            ------------------------------------
                                        Name: Mitch C. Hill
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        PHOENIX REGIONAL PET CENTER-THUNDERBIRD,
                                        LLC

                                        By: Comprehensive Medical Imaging
                                            Centers, Inc., as the sole member


                                        By: /s/ Mitch C. Hill
                                            ------------------------------------
                                        Name: Mitch C. Hill
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        MESA MRI
                                        MOUNTAIN VIEW MRI
                                        LOS GATOS IMAGING CENTER
                                        WOODBRIDGE MRI
                                        JEFFERSON MRI-BALA
                                        JEFFERSON MRI

                                        By: Comprehensive Medical Imaging, Inc.
                                            and Comprehensive Medical Imaging
                                            Centers, Inc., as the members


                                        By: /s/ Mitch C. Hill
                                            ------------------------------------
                                        Name: Mitch C. Hill
                                        Title: Executive Vice President and
                                               Chief Financial Officer

COLLATERAL AGENT:                       U.S. BANK NATIONAL ASSOCIATION,
                                        as Collateral Agent


                                        By: /s/ Jean Clarke
                                            ------------------------------------
                                        Name: Jean Clarke
                                        Title: Assistant Vice President

                                        Attention:
                                        Telephone: 212-361-6173
                                        Telecopier: 212-361-6153

                                                                     EXHIBIT A-1
                                                                              to
                                                              SECURITY AGREEMENT

                       FORM OF GRANT OF SECURITY INTEREST
                     IN UNITED STATES PATENTS AND TRADEMARKS

          FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Loan Party Name], [Loan Party Description] (the "GRANTOR"), having its chief executive office at [Loan Party Notice Address], hereby grants to [Collateral Agent Name], as Collateral Agent, (the "GRANTEE"), with offices at [Collateral Agent Notice Address], a security interest in and mortgages all of the Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "PATENT AND TRADEMARK COLLATERAL"), whether presently existing or hereafter arising or acquired:

     (i) each United States patent and patent application, including each Patent and patent application referred to on Schedule A hereto;

     (ii) each Patent License, including each Patent License listed on Schedule A hereto;

     (iii) each United States trademark, trademark registration and trademark application, and all of the goodwill of the business connected with the use of, and symbolized by, each trademark, trademark registration and trademark application, including each Trademark, Trademark registration and Trademark application referred to in Schedule B hereto;

     (iv) each Trademark License, whether registered or not, including each Trademark License referred to in Schedule B hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark; and

     (v) all products and proceeds of the foregoing, including any claim by the Assignor against third parties for past, present or future infringement of any Patent, or past, present or future infringement or dilution of any Trademark or Trademark registration, including any Patent, Trademark or Trademark registration listed on Schedule A or B hereto, or under any Patent, Trademark or Trademark registration licensed under any Patent License or Trademark License, including any such license listed on Schedule A or B hereto, or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark License.

          THIS GRANT OF SECURITY INTEREST is granted in conjunction with the security interests granted to the Grantee pursuant to the Security Agreement among the Grantor, the Grantee and certain other parties dated as of September 22, 2005, as amended, modified or supplemented from time to time (the "SECURITY AGREEMENT").

          THIS GRANT OF SECURITY INTEREST has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant of

Security Interest are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

          THIS GRANT OF SECURITY INTEREST SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          IN WITNESS WHEREOF, the undersigned have executed this Grant of Security Interest as of the _______ day of ____________, 200__.

                                        [LOAN PARTY NAME], as Grantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        [COLLATERAL AGENT NAME],
                                        as Collateral Agent, as Grantee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

STATE OF ___________________)
                            )
____________ OF ____________)

          The foregoing instrument was acknowledged before me this _______ day of ____________, 20__ by ____________ as ____________ of [LOAN PARTY NAME],
[LOAN PARTY DESCRIPTION], on behalf of [LOAN PARTY NAME].


                                        ----------------------------------------
                                                      Notary Public

                                        My commission expires:
                                                               -----------------

Notarial Seal

                   Schedule A to Patent and Trademark Grant of Security Interest

                         PATENTS AND PATENT APPLICATIONS

Serial No. or
Patent No.      Date   Issue   Title   Inventor   Country   Patent Holder
-------------   ----   -----   -----   --------   -------   -------------


                                 PATENT LICENSES

Licensor   Licensee   Patent Number(s)   Date
--------   --------   ----------------   ----


                   Schedule B to Patent and Trademark Grant of Security Interest

                                   TRADEMARKS

Registration No.   Country   Issue Date   Mark
----------------   -------   ----------   ----



                             TRADEMARK APPLICATIONS

Serial No.   Country   Filing Date   Mark
----------   -------   -----------   ----


                               TRADEMARK LICENSES

              Serial or                  Issue or
Grantor   Registration No.   Country   Filing Date   Mark
-------   ----------------   -------   -----------   ----


                                                                     EXHIBIT B-2
                                                                              to
                                                              SECURITY AGREEMENT

                       FORM OF GRANT OF SECURITY INTEREST
                           IN UNITED STATES COPYRIGHTS

          FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Loan Party Name], [Loan Party Description] (the "GRANTOR"), having its chief executive office at [Loan Party Notice Address], hereby grants to [Collateral Agent Name], as Collateral Agent (the "GRANTEE"), with offices at [Collateral Agent Notice Address], a security interest in mortgages all of the Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "COPYRIGHT COLLATERAL"), whether presently existing or hereafter arising or acquired:

          (i) each United States copyright and any renewals thereof, including each Copyright listed on Schedule A hereto;

          (ii) each Copyright License, including each Copyright License listed on Schedule A hereto;

          (iii) all registrations and applications for registration of any such copyright in the United States, including registrations, recordings, supplemental, derivative or collective work registrations and pending applications for registrations in the United States Copyright Office, including each Copyright registration and Copyright application listed on Schedule A hereto;

          (iv) all computer programs, web pages, computer data bases and computer program flow diagrams, including all source codes and object codes related to any or all of the foregoing;

          (v) all tangible property embodying or incorporating any or all of the foregoing; and

          (vi) all products, proceeds and related accounts of the foregoing, including any claim by the Assignor against third parties for past, present or future infringement of any Copyright including any Copyright listed on Schedule A hereto, or under any Copyright licensed under any Copyright License, including any such license listed on Schedule A hereto, whether registered or not.

          THIS GRANT OF SECURITY INTEREST is granted in conjunction with the security interests granted to the Grantee pursuant to the Security Agreement among the Grantor, the Grantee and certain other parties dated as of September 22, 2005, as amended, modified or supplemented from time to time (the "SECURITY AGREEMENT").

          THIS GRANT OF SECURITY INTEREST has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are without prejudice to, and are in addition to, those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant of Security Interest are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

          THIS GRANT OF SECURITY INTEREST SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          IN WITNESS WHEREOF, the undersigned have executed this Grant of Security Interest as of the _______ day of ____________, 200__.

                                        [LOAN PARTY NAME], as Grantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        [COLLATERAL AGENT NAME],
                                        as Collateral Agent, as Grantee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

STATE OF ___________________ )
                             )
____________ OF ____________ )

          The foregoing instrument was acknowledged before me this _______ day of ____________, 20__ by ____________ as ____________ of [LOAN PARTY NAME],
[LOAN PARTY DESCRIPTION], on behalf of [LOAN PARTY NAME].


                                        ----------------------------------------
                                        My commission expires:

Notarial Seal

Notary Public

                              Schedule A to Copyright Grant of Security Interest

                      COPYRIGHTS AND COPYRIGHT APPLICATIONS

Serial No. or Registration No.   Country   Issue or Filing Date   Description
------------------------------   -------   --------------------   -----------


                                                                    EXHIBIT B to
                                                              SECURITY AGREEMENT

                    FORM OF DEPOSIT ACCOUNT CONTROL AGREEMENT

          [Bank Name] (together with it successors and assigns, the "BANK") has established and maintains for [Loan Party Name], [Loan Party Description] (together with its successors and permitted assigns, the "LOAN PARTY"), for the use of the Loan Party the deposit account listed on Schedule I hereto (the "ACCOUNT").

          The Loan Party and [Collateral Agent Name] (together with its successor or successors in such capacity, the "COLLATERAL AGENT") entered into a Security Agreement dated as of September 22, 2005 (as the same may be amended, supplemented or modified from time to time, the "SECURITY AGREEMENT"), under which the Loan Party has granted a security interest in favor of the Collateral Agent in all right, title and interest of the Loan Party in, to and under: (i) the Accounts; (ii) all checks, money orders, drafts, instruments, electronic funds transfers and other items and forms of remittance and all funds and other amounts at any time paid, deposited or credited (whether for collection, provisionally or otherwise), held or otherwise in the possession or under the control of, or in transit to, the Bank or any agent or custodian thereof for credit to or to be deposited in the Account; (iii) all funds and cash balances or other amounts in or attributable to the Account; and (iv) any and all proceeds of any of the foregoing (the Account and all of such other items of collateral being herein referred to collectively as the "DEPOSIT ACCOUNT COLLATERAL") to secure the payment and performance of the Note Obligations (as defined in the Security Agreement). Capitalized terms defined or used in the Security Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

          The Loan Party desires that the Bank enter into this Deposit Account Control Agreement (as amended, supplemented or modified from time to time, this "AGREEMENT") to perfect the security interest of the Collateral Agent in the Deposit Account Collateral, to vest in the Collateral Agent control of the Account and to provide for the rights of the parties under this Agreement.

          Accordingly, the parties hereto agree as follows:

          Section 1. Control by the Collateral Agent. (a) Notwithstanding any other term or provision of this Agreement or any other agreement between the Bank and the Loan Party or otherwise, the Bank is hereby authorized and directed by the Loan Party to, and the Bank agrees that the Bank will comply with instructions (within the meaning of Section 8-102(a)(12) of the UCC) originated by the Collateral Agent directing the disposition of funds from time to time in the Account or as to any other matters relating to the Account or any of the other Deposit Account Collateral without further consent by the Loan Party (which instructions may include the giving of stop payment orders for any items being presented to the Account for payment). The Bank is hereby irrevocably authorized by the Loan Party to change the designation of the customer on the Account to the Collateral Agent upon the request of the Collateral Agent, and the Bank shall so change the customer designation promptly upon such request by the Collateral Agent.

          (b) In addition, effective upon the receipt by the Bank of written notice from the Collateral Agent that the Collateral Agent is exercising exclusive control over the Account (such notice being referred to as a "NOTICE OF EXCLUSIVE CONTROL"), the Bank shall not permit the Loan Party or any of its Affiliates to withdraw any amounts from, to draw upon or to otherwise exercise any authority or powers with respect to the Account and all Deposit Account Collateral related thereto, and the Bank shall not at any such time honor any instructions of the Loan Party or any of its Affiliates with respect to the Account, other than those approved in writing by the Collateral Agent or a court of competent jurisdiction. Until the receipt by the Bank of a Notice of Exclusive Control, the Loan Party shall be entitled to present items drawn on and otherwise to withdraw or direct the disposition of funds from the Account.

          Section 2. Maintenance of Account. In addition to, and not in lieu of, the obligations of the Bank to honor instructions of the Collateral Agent, etc. as agreed in Section 1 hereof, the Bank agrees to maintain the Account as follows:

          (a) Maintenance of Account Generally. The Bank shall follow its usual operational procedures for the handling of any checks, money orders, drafts, instruments, electronic funds transfers or other forms of remittance and all funds of the Loan Party received in or for credit or deposit to the Account and shall maintain a record of all such Deposit Account Collateral.

          (b) Interest. Until such time as the Bank receives a Notice of Exclusive Control delivered by the Collateral Agent in accordance with
     Section 1(b) above, the Loan Party may direct the Bank with respect to the retention and/or distribution of interest and other payments on Deposit Account Collateral deposited in or credited to the Account. All interest and other payments on Deposit Account Collateral deposited in or credited to the Account shall be deposited and retained in the Account or otherwise distributed as instructed by the Collateral Agent.

          (c) Statements and Confirmations. At such time or times as the Collateral Agent may request, the Bank will promptly report to the Collateral Agent the amounts received in the Account. Copies of all statements of account, reports, deposit tickets, deposited items, debit and credit advices and records and communications concerning the Account and/or any Deposit Account Collateral deposited therein or credited thereto shall be sent by the Bank to each of the Loan Party and the Collateral Agent at their respective addresses referred to in Section 6 below.

          (d) Tax Reporting. All items of income, gain, expense and loss recognized in the Account shall be reported to the Internal Revenue Service and all state and local taxation authorities under the name and taxpayer identification number of the Loan Party.

          (e) Notices of Adverse Claims. Upon receipt of notice of any lien, charge or other adverse claim against any Deposit Account Collateral (including any writ, garnishment, judgment, warrant of attachment, execution or similar process), the Bank will promptly notify the Collateral Agent and the Loan Party thereof.

          Section 3. No Liability of Bank. This Agreement shall not subject the Bank to any obligation or liability except as expressly set forth herein. In particular, the Bank shall have no duty to investigate whether the obligations of the Loan Party to the Collateral Agent or any other Finance Party are in default or whether the Collateral Agent is entitled under the Security Agreement or otherwise to give any instructions or Notice of Exclusive Control. The Bank is fully entitled to rely upon such instructions as it believes in good faith to have originated from the Collateral Agent (even if such instructions are contrary to or inconsistent with any instructions or demands given by the Loan Party).

          Section 4. Subordination of Lien; Waiver of Set-Off. If the Bank has or subsequently obtains by agreement, operation of law or otherwise a security interest or other Lien in the Account or any Deposit Account Collateral deposited therein or credited thereto, the Bank hereby agrees that such security interest or other Lien shall be subordinate to the security interest of the Collateral Agent. The Deposit Account Collateral will not be subject to deduction, set-off, banker's lien or any other right in favor of any other Person other than the Collateral Agent, except that the Bank may set off (i) all amounts due to the Bank in respect of its customary fees and expenses for the Account, (ii) the amount of any checks, automated clearinghouse transfers or other forms of remittance that have been credited to the Account and subsequently returned unpaid and (iii) any overdrafts arising as a result thereof.

          Section 5. Representations, Warranties and Covenants of the Bank. The Bank hereby represents, warrants and covenants that:

          (a) The Bank has established the Account in the name of the Loan Party. [Except as provided in the foregoing sentence, the] [The] Bank shall not change the name or account number of the Account without the prior written consent of the Collateral Agent.

          (b) The Account is a "deposit account" as defined in the UCC.

          (c) Except for the claims and interest of the Collateral Agent and of the Loan Party in the Deposit Account Collateral, the Bank does not know of any claim to, interest in or adverse claim to, the Account or any Deposit Account Collateral deposited therein or credited thereto.

          (d) There are no other agreements entered into between the Bank and the Loan Party with respect to the Account or any Deposit Account Collateral deposited therein or credited thereto, and the Bank has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other Person relating to the Account and/or any Deposit Account Collateral deposited therein or credited thereto pursuant to which it has agreed or will agree to comply with instructions originated by such other Person as to the disposition of funds in or from the Account or with respect to any other dealings with any of the Deposit Account Collateral.

          (e) The Bank will not agree that any Person other than the Loan Party or the Collateral Agent is the Bank's customer with respect to the Account.

          (f) This Agreement constitutes a valid and binding agreement of the Bank, enforceable against the Bank in accordance with its terms.

          (g) The Bank acknowledges that it holds and will hold possession of the Deposit Account Collateral consisting of instruments and money as bailee for the Collateral Agent and for the benefit of the Collateral Agent and the Finance Parties.

          Section 6. Notices. All notices, requests or other communications to any party hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given to such party:

          (i) in the case of the Collateral Agent, at: [Collateral Agent Notice Address];

          (ii) in the case of the Loan Party, at: [Loan Party Notice Address];
     and

          (iii) in the case of the Bank, at: [Bank Notice Address].

Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this paragraph and electronic confirmation of receipt is received, (ii) if given by mail, 48 hours after such communication is deposited, certified mail, return receipt requested, in the mails with appropriate first class postage prepaid, addressed as aforesaid, or (iii) if given by other means, when delivered at the address specified in this paragraph. Rejection or refusal to accept, or the inability to deliver because of a changed address of which no notice was given shall not affect the validity of notice given in accordance with this paragraph.

          Section 7. Indemnification of the Bank. The Loan Party agrees that (i) the Bank is released from any and all liabilities to the Loan Party arising from the terms of this Agreement and the compliance by the Bank with the terms hereof, except to the extent that such liabilities arise from the Bank's bad faith, willful misconduct or gross negligence, (ii) neither the Bank nor the Collateral Agent shall have any liability to the Loan Party for wrongful dishonor of any items as a result of any instructions of the Collateral Agent and (iii) the Loan Party, its successors and permitted assigns shall at all times indemnify the Bank, its affiliates and the respective directors, officers, trustees, agents and employees of the foregoing (each an "INDEMNITEE") and hold each Indemnitee harmless from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, suits, judgments, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by, imposed on or asserted against such Indemnitee in connection with any investigation or administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or in any other way connected with the enforcement of any of the terms hereof, or the preservation of any rights hereunder, or in any way relating to or arising out of the maintenance, delivery, control, acceptance, possession, return or other disposition of the Account or any Deposit Account Collateral on deposit therein or credited thereto, the violation of the Laws of any country, state or other governmental body or unit, or any tort or contract claim; provided that no Indemnitee shall have the right to be indemnified hereunder for such

Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment or order.

          Section 8. Conflicts with Other Agreements. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement (including any other agreement between the Bank and the Loan Party with respect to the Account) now existing or hereafter entered into, the terms of this Agreement shall control.

          Section 9. Amendments and Waivers. Any provision of this Agreement may be amended, modified or waived if, but only if, such amendment or waiver is in writing and is signed by the Loan Party, the Collateral Agent and the Bank.

          Section 10. Successors and Assigns. This Agreement shall be binding upon each of the parties hereto and inure to the benefit of the Collateral Agent and the Finance Parties and their respective successors and permitted assigns. In the event of an assignment of all or any of the Note Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness.

          Section 11. Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York, except as otherwise required by mandatory provisions of Law. Notwithstanding any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Bank's "jurisdiction" within the meaning of Section 9-304 of the UCC.

          Section 12. Severability. (a) All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of Law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of Law which may be controlling and be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable Law.

          (b) If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by Law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the other Finance Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provisions in any other jurisdiction.

          Section 13. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when the Collateral Agent shall receive counterparts hereof executed by itself, the Bank and the Loan Party. Delivery of an executed counterpart of this Agreement by facsimile shall have the same force and effect as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile shall also deliver an original executed counterpart, but failure to do so shall not affect the validity, enforceability or binding effect of this Agreement.

          Section 14. Termination. Except as hereinafter set forth, the obligations of the Bank to the Collateral Agent pursuant to this Agreement shall continue in effect until the Security Interests of the Collateral Agent in the Deposit Accounts have been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Bank of such termination in writing. The Collateral Agent agrees to provide such notice of termination upon the request of the Loan Party on or after the termination of the Collateral Agent's Security Interest in the Account pursuant to the terms of the Security Agreement. The Bank may terminate this Agreement only upon 30 days' notice to the Collateral Agent, by canceling the Account and transferring all funds, if any, deposited in or credited to the Account to another deposit account with another bank to be designated by the Collateral Agent or otherwise to the order of the Collateral Agent. After any such termination, the Bank shall nonetheless be obligated promptly to transfer to such other bank anything from time to time received in or for credit to the Account. The termination of this Agreement shall not terminate the Account or alter the obligations of the Bank to the Loan Party pursuant to any other agreement with respect to the Account.

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

LOAN PARTY:                             [LOAN PARTY NAME]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        [Address]
                                                  ------------------------------

                                                  ------------------------------
                                        Attention:
                                                   -----------------------------
                                        Telephone:
                                                   -----------------------------
                                        Telecopier:
                                                    ----------------------------


COLLATERAL AGENT:                       [COLLATERAL AGENT NAME], as Collateral
                                        Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        [Address]
                                                  ------------------------------

                                                  ------------------------------
                                        Attention:
                                                   -----------------------------
                                        Telephone:
                                                   -----------------------------
                                        Telecopier:
                                                    ----------------------------


DEPOSITARY BANK:                        [DEPOSITARY BANK NAME]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        [Address]
                                                  ------------------------------

                                                  ------------------------------
                                        Attention:
                                                   -----------------------------
                                        Telephone:
                                                   -----------------------------
                                        Telecopier:
                                                    ----------------------------

                                                                       EXHIBIT C
                                                                              to
                                                              SECURITY AGREEMENT

                        FORM OF DESCRIPTION OF COLLATERAL

DESCRIPTION FOR FACE OF UCC-1:

[To Follow]

                                                                       EXHIBIT D
                                                                              to
                                                              SECURITY AGREEMENT

                             PERFECTION CERTIFICATE

          This Perfection Certificate, dated as of September 22, 2005, is delivered in connection with the Security Agreement (as amended, restated or otherwise modified, the "SECURITY AGREEMENT") dated as of September 22, 2005 among INSIGHT HEALTH SERVICES CORP., a Delaware corporation (the "ISSUER"), the other Grantors identified therein, and U.S. BANK NATIONAL ASSOCIATION, as Trustee (together with any successor(s) thereto in such capacity, the "COLLATERAL AGENT" for each of the Finance Parties). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided for such terms in the Security Agreement.

          The following information is true and complete as of the date hereof, and is being provided by InSight Health Services Corp. on behalf of the Issuer and each of the Issuer's wholly-owned U.S. Subsidiaries.

                                    ARTICLE I
                                      NAMES

          Section 1.01. The exact corporate names of the Issuer, and each of the Issuer's U.S. Subsidiaries, directly or indirectly owned (as indicated below), as such names appear in their respective certificates of incorporation of formation, as applicable, are as follows:

          Section 1.02. Set forth below is each other corporate name, that the Issuer and each of the Issuer's wholly-owned U.S. Subsidiaries has had in the last five years, together with the date of the relevant change:

          Section 1.03. Except as set forth in Schedule 1 hereto, neither the Issuer nor any of the Issuer's wholly-owned U.S. Subsidiaries has changed its identity or corporate structure in any way within the past five years.

          Section 1.04. The following is a list of all other names (including trade names or similar appellations) used by the Issuer or any of the Issuer's wholly-owned U.S. Subsidiaries or any of their divisions or other business units at any time during the past five years:

                                   ARTICLE II
                         TAXPAYER IDENTIFICATION NUMBERS

          Section 2.01. The exact corporate taxpayer identification numbers of the Issuer and each of the Issuer's wholly-owned U.S. Subsidiaries are as follows:

          Section 2.02. Set forth below is each other corporate taxpayer identification number the Issuer and each of the Issuer's wholly-owned U.S. Subsidiaries has had since its organization together with the date of the relevant change:

          Section 2.03. The following is a list of all other taxpayer identification numbers used by the Issuer or any of the Issuer's wholly-owned U.S. Subsidiaries or any of their divisions or other business units at any time during the past five years:

          Section 2.04. The chief executive offices of the Issuer and each of the Issuer's wholly-owned U.S. Subsidiaries are located at the following addresses:

Name   Mailing Address   County   State
----   ---------------   ------   -----


          Section 2.05. The following are all locations where the Issuer and each of the Issuer's wholly-owned U.S. Subsidiaries maintain any books and records relating to any of the Collateral consisting of accounts, contract rights, chattel paper, general intangibles or mobile goods:

Name   Mailing Address   County   State
----   ---------------   ------   -----


          Section 2.06. The following are all the locations where the Issuer and each of the Issuer's wholly-owned U.S. Subsidiaries maintain any equipment not identified above:

Name   Mailing Address   County   State
----   ---------------   ------   -----


          Section 2.07. The following are the names and addresses of all persons other than the Issuer and the Issuer's wholly-owned U.S. Subsidiaries which have possession of any of the Issuer's or any of the Issuer's U.S. Subsidiaries' equipment:

Name   Mailing Address   County   State
----   ---------------   ------   -----


          Section 2.08. The following are all the locations where the Issuer and each of the Issuer's wholly-owned U.S. Subsidiaries maintain any inventory not identified above (identify whether locations are owned by the Issuer or a Subsidiary, leased by the Issuer or a subsidiary or are public warehouses):

Name   Mailing Address   County   State
----   ---------------   ------   -----


          Section 2.09. The following are the names and addresses of all persons or entities other than the Company, such as lessees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral:

Name   Mailing Address   County   State
----   ---------------   ------   -----


Of the persons and entities listed above in this clause (h):

          (a) The following persons and entities are warehouses which issue warehouse receipts:

          (b) The following persons and entities process or finish inventory or other goods for the Company:

          (c) The following persons and entities hold inventory or other goods on consignment for the Company:

          (d) The following persons and entities have possession of assets of the Company for the purposes indicated:

                                   ARTICLE III
                               CONSIGNED INVENTORY

          Approximate dollar amount of Inventory of the Issuer and the Issuer's U.S. Subsidiaries consigned to third parties at any time. $________.

                                   ARTICLE IV
                        INVENTORY LOCATED OUTSIDE OF U.S.

          Approximate dollar amount of inventory of the Issuer and the Issuer's U.S. Subsidiaries located outside of the United States of America at any time. $__________.

                                    ARTICLE V
                              UNUSUAL TRANSACTIONS

          Except for those purchases, acquisitions and other transactions described below, all of the Collateral has been originated by the Issuer and its wholly-owned U.S. Subsidiaries in the ordinary course of the Company's business or consists of goods which have been acquired by the Company in the ordinary course from a person in the business of selling goods of that kind.

                              Date of       Description of
Description of Collateral   Acquisition   Transaction Seller
-------------------------   -----------   ------------------


                                   ARTICLE VI
                              INTELLECTUAL PROPERTY

          The following is a complete list of all patents, copyrights, trademarks, trade names and servicemarks registered in the name of the Issuer and its wholly-owned U.S. Subsidiaries:

     UNITED STATES:

     a.   Patents                                 Registration No.

     b.   Copyrights                              Registration No.

     c.   Trademarks, Trade Name
          and Service Marks                       Registration No.

     FOREIGN JURISDICTIONS:

     a.   Patents                  County of
                                   Registration   Registration No.

     b.   Copyrights               County of
                                   Registration   Registration No.

     c.   Trademarks, Trade Name   County of
          and Service Marks        Registration   Registration No.

                                   ARTICLE VII
                           SECURITIES AND INSTRUMENTS

          The following is a complete list of all stock, bonds, debentures, notes and other securities owned by the Issuer and each of its wholly-owned U.S. Subsidiaries (provide name of issuer, a description of security and value):

Issuer   Description of Security   Value
------   -----------------------   -----


                                  ARTICLE VIII
                         REPRESENTATIONS AND WARRANTIES

          The Issuer hereby represents and warrants to each Finance Party that as of the date hereof, (a) the representations, warranties and statements contained in Article III of the Security Agreement (together with any schedules or attachments referred to therein and annexed thereto) are true and correct in all respects and (b) the Issuer is in compliance with the covenants contained in Article IV of the Security Agreement (together with any schedules or attachments referred to therein and annexed thereto).

          IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of September, 2005.

                                        INSIGHT HEALTH SERVICES CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   SCHEDULE 1

                   CHANGES IN IDENTITY OR CORPORATE STRUCTURE

                                                                       EXHIBIT E
                                                                              to
                                                              SECURITY AGREEMENT

                     FORM OF LOAN PARTY ACCESSION AGREEMENT

          LOAN PARTY ACCESSION AGREEMENT dated as of ____________ among the NEW LOAN PARTY referred to herein, and U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent.

          InSight Health Services Corp., a Delaware corporation (together with its successors and permitted assigns, "INSIGHT"), has issued Senior Secured Floating Rate Notes due 2011 (together with any Additional Notes referred to below, the "SENIOR SECURED NOTES") pursuant to an Indenture dated as of September 22, 2005 (as amended, restated, supplemented or modified from time to time and including any agreement extending the maturity of, refinancing or otherwise restructuring all or any portion of the obligations of InSight under such Indenture or any successor agreement, the "INDENTURE") among InSight, the guarantors named therein and U.S. Bank National Association, as Trustee (together with its successor or successors in such capacity, the "TRUSTEE").

          The obligations of InSight under and in respect of the Senior Secured Notes have been guaranteed by InSight Health Services Holdings Corp., a California corporation (together with its successors and permitted assigns, "HOLDINGS"), [_______________], and all other direct and indirect wholly-owned domestic subsidiaries of Holdings pursuant to the Indenture and the Guaranties and have been secured pursuant to (i) the Security Agreement, dated as of September 22, 2005 among the Loan Parties (as defined below) and U.S. Bank National Association, as Collateral Agent (the "SECURITY AGREEMENT"), and (ii) the Pledge Agreement, dated as of September 22, 2005, among the Loan Parties and U.S. Bank National Association, as Collateral Agent (the "PLEDGE AGREEMENT"). Each of Holdings, InSight, [__________] and [__________] are referred to in the Security Agreement and the Pledge Agreement individually as a "LOAN PARTY" and, collectively, as the "LOAN PARTIES"). Capitalized terms defined in the Security Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for them therein.

          [New Loan Party Name], [New Loan Party Description] (the "NEW LOAN PARTY"), was [formed] [acquired] by [InSight] [Guarantor].

          Section 4.12 of the Indenture requires InSight to cause each Wholly-Owned Restricted Subsidiary (as such term is defined in the Indenture) that is a Domestic Subsidiary formed or acquired after the Issue Date to become a party to the Security Agreement as an additional "LOAN PARTY" and to become a party to the Pledge Agreement as an additional "LOAN PARTY". The Security Agreement and the Pledge Agreement specify that such additional Subsidiaries may become "LOAN PARTIES" under each of the Security Agreement and the Pledge Agreement by execution and delivery of a counterpart of each such Document. To induce the Noteholders under the Indenture, the New Loan Party has agreed to execute and deliver this Loan Party Accession Agreement (as the same may be amended, supplemented or modified from time to time, this "AGREEMENT") in order to evidence its agreement to become a "LOAN PARTY" under each of the Security Agreement and the Pledge Agreement. Accordingly, the parties hereto agree as follows:

          Section 1. Security Agreement. In accordance with Section 7.10 of the Security Agreement, the New Loan Party hereby (i) agrees that, by execution and delivery of a counterpart signature page to the Security Agreement in the form attached hereto as Exhibit A, the New Loan Party shall become a "LOAN PARTY" under the Security Agreement with the same force and effect as if originally named therein as a Loan Party (as defined in the Security Agreement), (ii) acknowledges receipt of a copy of and agrees to be obligated and bound as a "LOAN PARTY" by all of the terms and provisions of the Security Agreement, (iii) grants to the Collateral Agent for the benefit of the Finance Parties a continuing security interest in the Collateral of the New Loan Party (as defined in the Security Agreement), in each case to secure the full and punctual payment of the Note Obligations (as defined in the Security Agreement) in accordance with the terms thereof and to secure the performance of all of the obligations of each Loan Party under the Indenture and the other Note Documents, (iv) represents and warrants that each of Schedules 1.01, 3.06 and 4.01 to the Security Agreement, as amended, supplemented and modified as set forth on Schedules 1.01, 3.06 and 4.01 hereto, is complete and accurate with respect to the New Loan Party as of the date hereof after giving effect to the New Loan Party's accession to the Security Agreement as an additional Loan Party thereunder and (v) acknowledges and agrees that, from and after the date hereof, each reference in the Security Agreement to a "LOAN PARTY" or the "LOAN PARTIES" shall be deemed to include the New Loan Party.

          Section 2. Pledge Agreement. In accordance with Section 8.10 of the Pledge Agreement, the New Loan Party hereby (i) agrees that, by execution and delivery of a counterpart signature page to the Pledge Agreement in the form attached hereto as Exhibit B, the New Loan Party shall become a "LOAN PARTY" under the Pledge Agreement with the same force and effect as if originally named therein as a Loan Party (as defined in the Pledge Agreement), (ii) acknowledges receipt of a copy of and agrees to be obligated and bound as a "LOAN PARTY" by all of the terms and provisions of the Pledge Agreement, (iii) grants to the Collateral Agent for the benefit of the Finance Parties a continuing security interest in the Collateral (as defined in the Pledge Agreement) of the New Loan Party, in each case to secure the full and punctual payment of the Note Obligations (as defined in the Pledge Agreement) in accordance with the terms thereof and to secure the performance of all of the obligations of each Loan Party under the Indenture and the other Note Documents, (iv) represents and warrants that each of Schedules I, II, III, IV, and V to the Pledge Agreement, as amended, supplemented and modified as set forth on Schedules I, II, III, IV, and V hereto, is complete and accurate in all material respects with respect to the New Loan Party as of the date hereof after giving effect to the New Loan Party's accession to the Pledge Agreement as an additional Loan Party thereunder and (v) acknowledges and agrees that, from and after the date hereof, each reference in the Pledge Agreement to a "LOAN PARTY" or the "LOAN PARTIES" shall be deemed to include the New Loan Party.

          Section 3. Representations and Warranties. The New Loan Party hereby represents and warrants that:

          (a) This Agreement has been duly authorized, executed and delivered by the New Loan Party, and each of this Agreement and the Security Agreement and the Pledge Agreement, as acceded to hereby by the New Loan Party, constitutes a valid and binding agreement of the New Loan Party, enforceable against the New Loan Party in accordance with its terms, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and by equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (b) Each of the representations and warranties contained in the Indenture, the Security Agreement, the Pledge Agreement and each of the other Note Documents applicable to the New Loan Party is true and correct in all material respects as of the date hereof, with the same effect as though such representations and warranties had been made on and as of the date hereof after giving effect to the accession of the New Loan Party as an additional "LOAN PARTY" under each of the Security Agreement and the Pledge Agreement.

          (c) Attached hereto as Exhibit D is a correct and complete Perfection Certificate relating to the New Loan Party and its Collateral.

          Section 4. Effectiveness. This Agreement and the accession of the New Loan Party to the Security Agreement and the Pledge Agreement as provided herein shall become effective with respect to the New Loan Party when (i) the Collateral Agent shall have received a counterpart of this Agreement duly executed by such New Loan Party and (ii) the Collateral Agent, as applicable, shall have received duly executed counterpart signature pages to each of the Security Agreement and the Pledge Agreement as contemplated hereby.

          Section 5. Integration; Confirmation. On and after the date hereof, each of the Security Agreement and the Pledge Agreement and the respective Schedules thereto shall be supplemented as expressly set forth herein; all other terms and provisions of each of the Security Agreement, the Pledge Agreement, the other Note Documents and the respective Schedules thereto shall continue in full force and effect and unchanged and are hereby confirmed in all respects.

          Section 6. Expenses. The New Loan Party agrees to pay (i) all reasonable out-of-pocket expenses of the Collateral Agent, including reasonable fees and disbursements of special and local counsel for the Collateral Agent, in connection with the preparation, execution and delivery of this Agreement and any document or agreement contemplated hereby and (ii) all taxes which the Collateral Agent or any Finance Party may be required to pay by reason of the security interests granted in the Collateral (including any applicable transfer taxes).

          Section 7. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          Section 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may be transmitted and/or signed by facsimile and if so transmitted or signed, shall, subject to requirements of law, have the same force and effect as a manually signed original and shall be binding on the New Loan Party, the Collateral Agent and the other Finance Parties. The Collateral Agent may also require that this Agreement be confirmed by a manually signed original hereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

                            [Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        INSIGHT HEALTH SERVICES CORP.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        [NEW LOAN PARTY NAME]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as Collateral Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                       EXHIBIT A

                        COUNTERPART TO SECURITY AGREEMENT

          The undersigned hereby executes this counterpart to the Security Agreement dated as of September 22, 2005 by the Loan Parties party thereto from time to time in favor of U.S. Bank National Association, as Collateral Agent, and, as of the date hereof, assumes all of the rights and obligations of a "LOAN PARTY" thereunder.

Date:                                   [NEW LOAN PARTY NAME]
      ----------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                       EXHIBIT B

                         COUNTERPART TO PLEDGE AGREEMENT

          The undersigned hereby executes this counterpart to the Amended and Restated Pledge Agreement dated as of September 22, 2005 by Loan Parties party thereto from time to time in favor of U.S. Bank National Association, as Collateral Agent, and, as of the date hereof, assumes all of the rights and obligations of a "LOAN PARTY" thereunder.

Date:                                   [NEW LOAN PARTY NAME]
      ----------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                       EXHIBIT C

                             PERFECTION CERTIFICATE